                                 Morgan Stanley

                                   ----------

                                      HQ10

                                   ----------

                                 $1,382,912,000
                                  (APPROXIMATE)

                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                             AS MORTGAGE LOAN SELLER

                                   ----------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

                                   ----------

                                OCTOBER 19, 2006

                                 MORGAN STANLEY
                        SOLE BOOKRUNNER AND LEAD MANAGER

MERRILL LYNCH & CO.                                        RBS GREENWICH CAPITAL
CO-MANAGER                                                            CO-MANAGER

--------------------------------------------------------------------------------
                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.
Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, the email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.
--------------------------------------------------------------------------------

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

TRANSACTION FEATURES

o    Seller:

                                           NO. OF       AGGREGATE CUT-OFF      % BY AGGREGATE
LOAN SELLER                            MORTGAGE LOANS    DATE BALANCE ($)   CUT-OFF DATE BALANCE
------------------------------------   --------------   -----------------   --------------------

Morgan Stanley Mortgage Capital Inc.         124          $1,491,010,945          100.0%
                                             ---          --------------          -----
TOTAL:                                       124          $1,491,010,945          100.0%
                                             ===          ==============          =====

o    Loan Pool:

     o    Average Cut-off Date Balance: $12,024,282

     o    Largest Mortgage Loan by Cut-off Date Balance: $120,000,000

     o    Five largest and ten largest loans: 29.5% and 46.0% of pool, respectively

o    Property Types:

    [FOLLOWING TABLE WAS REPRESENTED BY PIE CHART IN THE PRINTED MATERIAL.]

Manufactured Housing
Community              Self Storage   Retail   Office   Hospitality   Multifamily   Other   Mixed Use   Industrial
--------------------   ------------   ------   ------   -----------   -----------   -----   ---------   ----------

        0.6%                0.2%       44.8%    30.9%       6.5%          6.1%       4.7%      3.2%         3.0%

o    Credit Statistics:

     o    Weighted average debt service coverage ratio of 1.55x

     o    Weighted average post IO debt service coverage ratio of 1.46x

     o    Weighted average current loan-to-value ratio of 67.0%; weighted average balloon loan-to-value ratio of 61.7%

o    Call Protection:

     o    105 loans (88.4% of the pool) have a lockout period ranging from 24 to
          40 payments from origination, then defeasance provisions

     o    14 loans (9.2% of the pool) have a lockout period ranging from 5 to 47 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%

     o    2 loans (1.0% of the pool) permit a prepayment with the greater of yield maintenance and a prepayment premium of 1.0%

     o    1 loan (0.8% of the pool) has a lockout period of 28 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%, and also permit defeasance at least two years following securitization

     o    1 loan (0.3% of the pool) permits prepayments with the greater of yield maintenance and a prepayment premium of 1.0% prior to October 1,
          2013. From and after October 1, 2013 and to and including September 1,
          2014, this loan permits prepayments with the lesser of (i) the greater of yield maintenance and 1.0% of the amount prepaid and (ii) 3% of the outstanding balance. From and after October 1, 2014 and to and including March 1, 2016, this loan permits prepayments with the lesser of (i) the greater of yield maintenance and 1.0% of the amount prepaid and (ii) 2% of the outstanding debt. From and after April 1, 2016 and to and including June 1, 2016, this loan permits prepayments if accompanied by an amount equal to 1.0% of the outstanding principal loan balance

     o    1 loan (0.2% of the pool) has a lockout period of 59 payments from origination, then yield maintenance

o    Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying
     Agent in addition to detailed payment and delinquency information.
     Information provided by the Paying Agent is expected to be available at
     www.etrustee.net. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Paying
     Agent's website at www.etrustee.net.

o    Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.
     Bloomberg Ticker: MSC 2006-HQ10 *MTGE** *GO**

o    Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-2

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

OFFERED CERTIFICATES

                                                                                                     APPROXIMATE
          APPROXIMATE                                                                                  INITIAL     CERTIFICATE
            INITIAL     APPROXIMATE                                                 EXPECTED FINAL      PASS-       PRINCIPAL
          CERTIFICATE      CREDIT         RATINGS         AVERAGE      PRINCIPAL     DISTRIBUTION      THROUGH       TO VALUE
 CLASS    BALANCE(1)     SUPPORT(2)   (FITCH/MOODY'S)   LIFE(3)(4)   WINDOW(3)(5)       DATE(3)        RATE(6)       RATIO(7)
------   ------------   -----------   ---------------   ----------   ------------   --------------   -----------   -----------

A-1      $ 41,800,000     30.000%         AAA/Aaa          2.99          1-53         04/12/2011%          46.91%
A-1A     $ 90,658,000     30.000%         AAA/Aaa          9.34         1-119         10/12/2016%          46.91%
A-2      $ 88,100,000     30.000%         AAA/Aaa          4.53         53-60         11/12/2011%          46.91%
A-3      $ 62,900,000     30.000%         AAA/Aaa          7.33         60-110        01/12/2016%          46.91%
A-4      $760,249,000     30.000%         AAA/Aaa          9.73        110-119        10/12/2016%          46.91%
A-M      $149,101,000     20.000%         AAA/Aaa          9.93        119-119        10/12/2016%          53.61%
A-J      $119,281,000     12.000%         AAA/Aaa          9.93        119-119        10/12/2016%          58.97%
B        $ 31,684,000      9.875%          AA/Aa2          9.93        119-119        10/12/2016%          60.39%
C        $ 16,774,000      8.750%         AA-/Aa3          9.93        119-119        10/12/2016%          61.15%
D        $ 22,365,000      7.250%          A/A2            9.93        119-119        10/12/2016%          62.15%

PRIVATE CERTIFICATES(8)

           APPROXIMATE
             INITIAL
           CERTIFICATE                                                            EXPECTED      APPROXIMATE   CERTIFICATE
           BALANCE OR     APPROXIMATE    RATINGS                                    FINAL         INITIAL      PRINCIPAL
            NOTIONAL         CREDIT      (FITCH/      AVERAGE      PRINCIPAL    DISTRIBUTION   PASS-THROUGH     TO VALUE
 CLASS      AMOUNT(1)       SUPPORT      MOODY'S)   LIFE(3)(4)   WINDOW(3)(5)      DATE(3)        RATE(6)       RATIO(7)
------   --------------   -----------   ---------   ----------   ------------   ------------   ------------   -----------

X-1(9)   $1,491,010,944         --       AAA/Aaa         --              --              --          %              --
X-2(9)   $1,458,366,000         --       AAA/Aaa         --              --              --          %              --
E        $   16,774,000      6.125%       A-/A3        9.93         119-119      10/12/2016%           62.91%
F        $   18,638,000      4.875%     BBB+/Baa1      9.93         119-119      10/12/2016%           63.74%
G        $   18,637,000      3.625%     BBB/Baa2       9.93         119-119      10/12/2016%           64.58%
H        $   13,047,000      2.750%     BBB-/Baa3      9.93         119-119      10/12/2016%           65.17%
J        $    5,591,000      2.375%      BB+/Ba1       9.93         119-119      10/12/2016%           65.42%
K        $    3,727,000      2.125%      BB/Ba2        9.93         119-119      10/12/2016%           65.59%
L        $    3,728,000      1.875%      BB-/Ba3       9.98         119-120      11/12/2016%           65.75%
M        $    3,728,000      1.625%       B+/B1       10.01         120-120      11/12/2016%           65.92%
N        $    1,863,000      1.500%       B/B2        10.25         120-123      02/12/2017%           66.00%
O        $    5,592,000      1.125%       B-/B3       10.26         123-123      02/12/2017%           66.26%
P        $   16,773,944         --        NR/NR       13.37         123-179      10/12/2021%           67.01%

Notes:

(1)  As of November 1, 2006. In the case of each such Class, subject to a permitted variance of plus or minus 5%. Mortgage loans may be removed from or added to the mortgage pool prior to the closing within such maximum permitted variance. Any reduction or increase in the number of mortgage loans within these parameters will result in consequential changes to the initial certificate balance of each class of offered certificates and to the other statistical data contained in the prospectus supplement. No changes in the statistical data will be made in the final prospectus supplement unless such changes are material.

(2)  The percentages indicated under the column "Approximate Credit Support"
     with respect to the Class A-1, A-1A, A-2, A-3 and A-4 Certificates
     represent the approximate credit support for the Class A-1, A-1A, A-2, A-3 and A-4 Certificates in the aggregate.

(3)  Based on the Structuring Assumptions, assuming 0% CPR, described in the prospectus supplement.

(4)  Average life is expressed in terms of years.

(5)  Principal window is the period (expressed in terms of months and commencing with the month of December 2006) during which distributions of principal are expected to be made to the holders of each designated Class.

(6)  The Class A-1, A-1A, A-2, A-3, A-4, A-M, A-J, B, C and D Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X-1 and Class X-2
     Certificates will accrue interest at a variable rate as defined in the prospectus supplement.

(7)  Certificate Principal to Value Ratio is calculated by dividing each Class's
     Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The Class A-1, A-1A, A-2, A-3 and A-4 Certificate
     Principal to Value Ratio is calculated based upon the aggregate of the
     Class A-1, A-1A, A-2, A-3 and A-4 Certificate Balances.

(8)  Not offered pursuant to the prospectus and prospectus supplement.
     Certificates to be offered privately pursuant to Rule 144A. Information provided herein regarding the characteristics of these certificates is provided only to enhance understanding of the offered certificates.

(9)  The Class X-1 and Class X-2 Notional Amounts are defined herein and in the
     Free Writing Prospectus.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-3

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

I.   ISSUE CHARACTERISTICS

     ISSUE TYPE:                 Public: Classes A-1, A-1A, A-2, A-3, A-4, A-M,
                                 A-J, B, C and D (the "Offered Certificates")

                                 Private (Rule 144A): Classes X-1, X-2, E, F, G,
                                 H, J, K, L, M, N, O and P

     SECURITIES OFFERED:         $1,382,912,000 monthly pay, multi-class,
                                 sequential pay commercial mortgage REMIC
                                 Pass-Through Certificates, including ten
                                 principal and interest classes (A-1, A-1A, A-2,
                                 A-3, A-4, A-M, A-J, B, C and D)

     SELLERS:                    Morgan Stanley Mortgage Capital Inc.

     SOLE BOOKRUNNER AND LEAD    Morgan Stanley & Co. Incorporated
     MANAGER:

     CO-MANAGERS:                Greenwich Capital Markets, Inc. and Merrill
                                 Lynch, Pierce, Fenner & Smith Incorporated

     MASTER SERVICER:            Wells Fargo Bank, National Association

     SPECIAL SERVICER:           LNR Partners, Inc.

     TRUSTEE:                    LaSalle Bank National Association

     PAYING AGENT:               Wells Fargo Bank, National Association

     CUT-OFF DATE:               November 1, 2006. For purposes of the
                                 information contained in this term sheet,
                                 scheduled payments due in November 2006 with
                                 respect to mortgage loans not having payment
                                 dates on the first day of each month have been
                                 deemed received on November 1, 2006, not the
                                 actual day on which such scheduled payments
                                 were due.

     EXPECTED CLOSING DATE:      On or about  November 9, 2006

     DETERMINATION DATE:         The 8th day of each month, or, if the 8th day
                                 is not a business day, the next succeeding
                                 business day, commencing in December 2006.

     DISTRIBUTION DATES:         The 4th business day after the related
                                 determination date of each month, commencing in
                                 December 2006.

     MINIMUM DENOMINATIONS:      $25,000 for the Class A-1, A-1A, A-2, A-3, A-4,
                                 A-M and A-J Certificates and $100,000 for all
                                 other Offered Certificates and in multiples of
                                 $1 thereafter.

     SETTLEMENT TERMS:           DTC, Euroclear and Clearstream, same day funds,
                                 with accrued interest.

     LEGAL/REGULATORY STATUS:    The Offered Certificates are expected to be
                                 eligible for exemptive relief under ERISA. No
                                 Class of Certificates is SMMEA eligible.

     RISK FACTORS:               THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                 NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                 "RISK FACTORS" SECTION OF THE PROSPECTUS
                                 SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                 THE PROSPECTUS

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-4

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

II. STRUCTURE CHARACTERISTICS

The Class A-1, A-1A, A-2, A-3, A-4, A-M, A-J, B, C and D Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate, or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X-1 and X-2 Certificates will accrue interest at a variable rate.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-5

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

Class X-1 and X-2 Notional       The notional amount of the Class X-1
Balances:                        Certificates will be equal to the aggregate of
                                 the certificate balances of the classes of
                                 certificates with principal balances
                                 outstanding from time to time. The notional
                                 amount of the Class X-2 Certificates will
                                 equal:

                                 o    during the period from the closing date
                                      through and including the distribution
                                      date occurring in November 2007, the sum
                                      of (a) the lesser of $37,184,000 and the
                                      certificate balance of the Class A-1
                                      Certificates outstanding from time to time
                                      and (b) the lesser of 90,586,000 and the
                                      certificate balance of the Class A-1A
                                      Certificates outstanding from time to time
                                      and (c) the aggregate of the certificate
                                      balances of the Class A-2, A-3, A-4, A-M,
                                      A-J, B, C, D, E, F, G, H, J, K and L
                                      Certificates outstanding from time to
                                      time;

                                 o    during the period following the
                                      distribution date occurring in November
                                      2007 through and including the
                                      distribution date occurring in November
                                      2008, the sum of (a) the lesser of
                                      $87,231,000 and the certificate balance of
                                      the Class A-1A Certificates outstanding
                                      from time to time, (b) the lesser of
                                      $69,925,000 and the certificate balance of
                                      the Class A-2 Certificates outstanding
                                      from time to time and (c) the aggregate of
                                      the certificate balances of the Class A-3,
                                      A-4, A-M, A-J, B, C, D, E, F, G, H, J and
                                      K Certificates outstanding from time to
                                      time and (d) the lesser of $2,949,000 and
                                      the certificate balance of the Class L
                                      Certificates outstanding from time to
                                      time;

                                 o    during the period following the
                                      distribution date occurring in November
                                      2008 through and including the
                                      distribution date occurring in November
                                      2009, the sum of (a) the lesser of
                                      $83,414,000 and the certificate balance of
                                      the Class A-1A Certificates outstanding
                                      from time to time, (b) the lesser of
                                      $4,850,000 and the certificate balance of
                                      the Class A-2 Certificates outstanding
                                      from time to time, (c) the aggregate of
                                      the certificate balances of the Class A-3,
                                      A-4, A-M, A-J, B, C, D, E and F
                                      Certificates outstanding from time to time
                                      and (d) the lesser of $14,509,000 and the
                                      certificate balance of the Class G
                                      Certificates outstanding from time to
                                      time;

                                 o    during the period following the
                                      distribution date occurring in November
                                      2009 through and including the
                                      distribution date occurring in November
                                      2010, the sum of (a) the lesser of
                                      $79,673,000 and the certificate balance of
                                      the Class A-1A Certificates outstanding
                                      from time to time, (b) the lesser of
                                      $705,508,000 and the certificate balance
                                      of the Class A-4 Certificates outstanding
                                      from time to time, (c) the aggregate of
                                      the certificate balances of the Class A-M,
                                      A-J, B, C, D and E Certificates
                                      outstanding from time to time and (d) the
                                      lesser of $5,613,000 and the certificate
                                      balance of the Class F Certificates
                                      outstanding from time to time;

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-6

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

                                 o    during the period following the
                                      distribution date occurring in November
                                      2010 through and including the
                                      distribution date occurring in November
                                      2011, the sum of (a) the lesser of
                                      $76,058,000 and the certificate balance of
                                      the Class A-1A Certificates outstanding
                                      from time to time, (b) the lesser of
                                      $654,309,000 and the certificate balance
                                      of the Class A-4 Certificates outstanding
                                      from time to time, (c) the aggregate of
                                      the certificate balances of the Class A-M,
                                      A-J, B and C Certificates outstanding from
                                      time to time and (d) the lesser of
                                      $19,817,000 and the certificate balance of
                                      the Class D Certificates outstanding from
                                      time to time;

                                 o    during the period following the
                                      distribution date occurring in November
                                      2011 through and including the
                                      distribution date occurring in November
                                      2012, the sum of (a) the lesser of
                                      $72,500,000 and the certificate balance of
                                      the Class A-1A Certificates outstanding
                                      from time to time, (b) the lesser of
                                      $606,352,000 and the certificate balance
                                      of the Class A-4 Certificates outstanding
                                      from time to time, (c) the aggregate of
                                      the certificate balances of the Class A-M,
                                      A-J and B Certificates outstanding from
                                      time to time and (d) the lesser of
                                      $14,081,000 and the certificate balance of
                                      the Class C Certificates outstanding from
                                      time to time; and

                                 o    following the distribution date occurring
                                      in November 2012, $0

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-7

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

Class X-1 Pass-Through Rate:     The pass-through rate applicable to the Class
                                 X-1 Certificates for each distribution date
                                 subsequent to the initial distribution date
                                 will equal the weighted average of the
                                 respective strip rates (the "Class X-1 Strip
                                 Rates") at which interest accrues from time to
                                 time on the respective components of the total
                                 notional amount of the Class X-1 Certificates
                                 outstanding immediately prior to the related
                                 distribution date (weighted on the basis of the
                                 respective balances of such components
                                 outstanding immediately prior to such
                                 distribution date). Each of those components
                                 will be comprised of all or a designated
                                 portion of the certificate balance of one of
                                 the classes of the certificates with a
                                 principal balance. In general, the certificate
                                 balance of each class of certificates with a
                                 principal balance will constitute a separate
                                 component of the total notional amount of the
                                 Class X-1 Certificates; provided that, if a
                                 portion, but not all, of the certificate
                                 balance of any particular class of certificates
                                 with a principal balance is identified as being
                                 part of the total notional amount of the Class
                                 X-2 Certificates immediately prior to any
                                 distribution date, then that identified portion
                                 of such certificate balance will also represent
                                 one or more separate components of the total
                                 notional amount of the Class X-1 Certificates
                                 for purposes of calculating the accrual of
                                 interest for the related distribution date, and
                                 the remaining portion of such certificate
                                 balance will represent one or more other
                                 separate components of the Class X-1
                                 Certificates for purposes of calculating the
                                 accrual of interest for the related
                                 distribution date. For any distribution date
                                 occurring in or before November 2012, on any
                                 particular component of the total notional
                                 amount of the Class X-1 Certificates
                                 immediately prior to the related distribution
                                 date, the applicable Class X-1 Strip Rate will
                                 be calculated as follows:

                                 o    if such particular component consists of
                                      the entire certificate balance (or a
                                      designated portion of that certificate
                                      balance) of any class of certificates with
                                      a principal balance, and if such entire
                                      certificate balance (or that designated
                                      portion) also constitutes a component of
                                      the total notional amount of the Class X-2
                                      Certificates immediately prior to the
                                      related distribution date, then the
                                      applicable Class X-1 Strip Rate will equal
                                      the excess, if any, of (a) the weighted
                                      average net mortgage rate for such
                                      distribution date, over (b) the greater of
                                      (i) the rate per annum corresponding to
                                      such distribution date as set forth on
                                      Schedule A attached to the prospectus
                                      supplement and (ii) the pass-through rate
                                      for such distribution date for such class
                                      of certificates with a principal balance;
                                      and

                                 o    if such particular component consists of
                                      the entire certificate balance (or a
                                      designated portion of that certificate
                                      balance) of any class of certificates with
                                      a principal balance, and if such entire
                                      certificate balance (or that designated
                                      portion) does not also constitute a
                                      component of the total notional amount of
                                      the Class X-2 Certificates immediately
                                      prior to the related distribution date,
                                      then the applicable Class X-1 Strip Rate
                                      will equal the excess, if any, of (a) the
                                      weighted average net mortgage rate for
                                      such distribution date, over (b) the
                                      pass-through rate for such distribution
                                      date for such class of certificates with a
                                      principal balance.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-8

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

                                 For any distribution date occurring after
                                 November 2012, the certificate balance of each
                                 class of certificates with a principal balance
                                 will constitute a separate component of the
                                 total notional amount of the Class X-1
                                 Certificates, and the applicable Class X-1
                                 Strip Rate with respect to each such component
                                 for each such distribution date will equal the
                                 excess, if any, of (a) the weighted average net
                                 mortgage rate for such distribution date, over
                                 (b) the pass-through rate for such distribution
                                 date for such class of certificates with a
                                 principal balance.

                                 Under no circumstances will any Class X-1 Strip
                                 Rate be less than zero.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-9

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

Class X-2 Pass-Through Rate:     The pass-through rate applicable to the Class
                                 X-2 Certificates for the initial distribution
                                 date will equal approximately [ ]% per annum.
                                 The pass-through rate applicable to the Class
                                 X-2 Certificates for each distribution date
                                 subsequent to the initial distribution date and
                                 on or before the distribution date in November
                                 2012 will equal the weighted average of the
                                 respective strip rates (the "Class X-2 Strip
                                 Rates") at which interest accrues from time to
                                 time on the respective components of the total
                                 notional amount of the Class X-2 Certificates
                                 outstanding immediately prior to the related
                                 distribution date (weighted on the basis of the
                                 respective balances of such components
                                 outstanding immediately prior to such
                                 distribution date). Each of those components
                                 will be comprised of all or a designated
                                 portion of the certificate balance of a
                                 specified class of certificates with a
                                 principal balance. If all or a designated
                                 portion of the certificate balance of any class
                                 of certificates with a principal balance is
                                 identified as being part of the total notional
                                 amount of the Class X-2 Certificates
                                 immediately prior to any distribution date,
                                 then that certificate balance (or designated
                                 portion of it) will represent one or more
                                 separate components of the total notional
                                 amount of the Class X-2 Certificates for
                                 purposes of calculating the accrual of interest
                                 for the related distribution date. For any
                                 distribution date occurring in or before
                                 November 2012, on any particular component of
                                 the total notional amount of the Class X-2
                                 Certificates immediately prior to the related
                                 distribution date, the applicable Class X-2
                                 Strip Rate will equal the excess, if any, of:

                                 o    the lesser of (a) the rate per annum
                                      corresponding to such distribution date as
                                      set forth on Schedule A attached to the
                                      prospectus supplement and (b) the weighted
                                      average net mortgage rate for such
                                      distribution date, over

                                 o    the pass-through rate for such
                                      distribution date for the class of
                                      certificates with a principal balance
                                      whose certificate balance, or a designated
                                      portion of it, comprises such component.

                                 Under no circumstances will any Class X-2 Strip
                                 Rate be less than zero.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-10

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

Yield                            On any Distribution Date, Prepayment Premiums
Maintenance/Prepayment           or Yield Maintenance Charges collected in
Premium Allocation:              respect of each mortgage loan included in Loan
                                 Group 1 during the related Collection Period
                                 will be distributed by the paying agent on the
                                 Classes of Certificates as follows: to the
                                 holders of each of the Class A-1, A-2, A-3,
                                 A-4, A-M, A-J, B, C, D, E, F, G and H
                                 Certificates then entitled to distributions of
                                 principal on such Distribution Date, an amount
                                 equal to the product of (a) a fraction, the
                                 numerator of which is the amount distributed as
                                 principal to the holders of that Class on that
                                 Distribution Date, and the denominator of which
                                 is the total amount distributed as principal to
                                 the holders of the all of the Classes of
                                 Certificates (except Class A-1A) (b) the Base
                                 Interest Fraction for the related principal
                                 prepayment and that Class and (c) the amount of
                                 the Prepayment Premium or Yield Maintenance
                                 Charge collected in respect of such principal
                                 prepayment during the related Collection
                                 Period. Any Prepayment Premiums or Yield
                                 Maintenance Charges relating to a mortgage loan
                                 included in Loan Group 1 in the trust and
                                 collected during the related Collection Period
                                 remaining after those distributions described
                                 in this paragraph will be distributed to the
                                 holders of the Class X Certificates.

                                 On any Distribution Date, Prepayment Premiums
                                 or Yield Maintenance Charges collected in
                                 respect of each mortgage loan included in Loan
                                 Group 2 during the related Collection Period
                                 will be distributed by the paying agent as
                                 follows: to the holders of the Class A-1A
                                 Certificates then entitled to distributions of
                                 principal on such Distribution Date, an amount
                                 equal to the product of (a) a fraction, the
                                 numerator of which is the amount distributed as
                                 principal to the holders of that Class on that
                                 Distribution Date, and the denominator of which
                                 is the total amount distributed as principal to
                                 the holders of the Class A-1A Certificates, (b)
                                 the Base Interest Fraction for the related
                                 principal prepayment and that Class and (c) the
                                 amount of the Prepayment Premium or Yield
                                 Maintenance Charge collected in respect of such
                                 principal prepayment during the related
                                 Collection Period. Any Prepayment Premiums or
                                 Yield Maintenance Charges relating to a
                                 mortgage loan included in Loan Group 2 in the
                                 trust and collected during the related
                                 Collection Period remaining after those
                                 distributions described above will be
                                 distributed to the holders of the Class X
                                 Certificates.

                                 No Prepayment Premiums or Yield Maintenance
                                 Charges will be distributed to holders of the
                                 Class J, K, L, M, N, O or P Certificates.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-11

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

                                 The following is an example of the Prepayment
                                 Premium Allocation based on the information
                                 contained herein and the following assumptions:

                                 Two Classes of Certificates: Class A-1 and X

                                 The characteristics of the Mortgage Loan being
                                 prepaid are as follows:

                                      -    Loan Balance: $10,000,000

                                      -    Mortgage Rate: 6.00%

                                      -    Maturity Date: 5 years

                                 The Discount Rate is equal to 4.70%

                                 The Class A-1 Pass-Through Rate is equal to
                                 5.40%

                                                               CLASS A-1 CERTIFICATES
                                 ---------------------------------------------------------------------------------
                                                                                                 YIELD MAINTENANCE
                                                     METHOD                         FRACTION         ALLOCATION
                                 ---------------------------------------------   -------------   -----------------

                                 (Class A-1 Pass Through Rate - Discount Rate)   (5.40%-4.70%)
                                 ---------------------------------------------   -------------         53.85%
                                        (Mortgage Rate - Discount Rate)          (6.00%-4.70%)

                                                                CLASS X CERTIFICATES
                                 ---------------------------------------------------------------------------------
                                                                                                 YIELD MAINTENANCE
                                                     METHOD                         FRACTION         ALLOCATION
                                 ---------------------------------------------   -------------   -----------------

                                           (1 - Class A-1 Allocation)              (1-53.85%)          46.15%

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-12

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

III. COLLATERAL DESCRIPTION

                                TEN LARGEST LOANS

[_____] Single Note/Multiple Properties

[_____] Crossed Loans

           MORTGAGE
             LOAN                                                                   PROPERTY   CUT-OFF DATE
LOAN NO.    SELLER             PROPERTY NAME                 CITY          STATE      TYPE        BALANCE
--------   --------   ------------------------------   ----------------   -------   --------   ------------

   1         MSMC     Waterside Shops                  Naples                FL      Retail    $120,000,000
 2 - 8       MSMC     PPG Portfolio                    Various            Various    Office    $104,000,000
   9         MSMC     Michigan Plaza                   Chicago               IL      Office    $ 72,000,000
 10-12       MSMC     AZ Office/Retail Portfolio       Scottsdale            AZ      Various   $ 72,000,000
   13        MSMC     The Shops at Briargate           Colorado Springs      CO      Retail    $ 71,395,805
   14        MSMC     425 Park Avenue                  New York              NY       Other    $ 70,000,000
   15        MSMC     One Bethesda Center              Bethesda              MD      Office    $ 53,000,000
   16        MSMC     Sony Pictures Plaza              Culver City           CA      Office    $ 52,875,930
   17        MSMC     Kings Crossing Shopping Centre   Shreveport            LA      Retail    $ 38,967,505
18 - 24      MSMC     Fort Roc Portfolio               Various            Various    Retail    $ 31,600,000
                                                                                               ------------
                      TOTAL/WEIGHTED AVERAGES                                                  $685,839,240
                                                                                               ============

                                              POST
            % OF               LOAN            IO     CUT-OFF
           TOTAL                PER          PERIOD     DATE    BALLOON
LOAN NO.    POOL       SF       SF    DSCR    DSCR      LTV       LTV
--------   -----   ---------   ----   ----   ------   -------   -------

   1        8.0%     265,664   $452   2.27x   2.27x    47.4%     47.4%
 2 - 8      7.0%     435,438   $239   1.41x   1.18x    79.1%     73.9%
   9        4.8%   1,868,570   $124   1.28x   1.28x    72.1%     72.1%
 10-12      4.8%     329,999   $218   1.41x   1.41x    78.6%     78.6%
   13       4.8%     225,922   $316   1.26x   1.26x    74.8%     74.8%
   14       4.7%     551,549   $127   2.72x   2.72x    22.6%     22.6%
   15       3.6%     180,683   $293   1.35x   1.35x    70.7%     70.7%
   16       3.5%     328,847   $161   2.16x   2.16x    39.2%     32.2%
   17       2.6%     272,136   $143   1.11x   1.11x    75.7%     64.3%
18 - 24     2.1%     343,769   $ 92   1.41x   1.20x    76.0%     69.0%
           ----                       ----    ----     ----      ----
           46.0%                      1.70x   1.66x    62.5%     60.2%
           ====                       ====    ====     ====      ====

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-13

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

III. COLLATERAL DESCRIPTION

                                  5 YEAR LOANS

       MORTGAGE                                                                               CUT-OFF
LOAN     LOAN                                                                   PROPERTY        DATE
 NO.    SELLER            PROPERTY NAME                  CITY         STATE       TYPE        BALANCE
----   --------   -----------------------------   -----------------   -----   -----------   -----------

 9       MSMC     Michigan Plaza                  Chicago               IL       Office     $72,000,000
57       MSMC     Palisades Highlands             Pacific Palisades     CA       Retail     $ 8,475,000
73       MSMC     Hampton Inn & Suites - Destin   Destin                FL    Hospitality   $ 6,982,203
101      MSMC     357 Office Building             Franklin              TN       Office     $ 4,150,000
                                                                                            -----------
                  TOTAL/WEIGHTED AVERAGES                                                   $91,607,203
                                                                                            ===========

                             LOAN             POST
       % OF                  PER               IO     CUT-OFF             REM.
LOAN   TOTAL      SF/        SF/             PERIOD     DATE    BALLOON    IO    REM. TERM TO
 NO.    POOL     ROOMS      ROOMS     DSCR    DSCR      LTV       LTV     TERM     MATURITY
----   -----   ---------   -------   -----   ------   -------   -------   ----   ------------

 9      4.8%   1,868,570   $   124   1.28x    1.28x    72.1%     72.1%     53         53
 57     0.6%      25,080   $   338   1.37x    1.37x    65.7%     65.7%     58         58
 73     0.5%          74   $94,354   1.40x    1.40x    70.5%     64.4%     NAP        58
101     0.3%      42,202   $    98   1.35x    1.18x    75.5%     73.1%     20         56
        ---                          ----     ----     ----      ----
        6.1%                         1.30x    1.29x    71.5%     71.0%
        ===                          ====     ====     ====      ====

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-14

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

                         PARI PASSU AND COMPANION LOANS

                                       ORIGINAL
                                        A-NOTE
NO.           PROPERTY NAME            BALANCES       TRANSACTION         SPECIAL SERVICER         B-NOTE BALANCE
---   ----------------------------   ------------   --------------   ---------------------------   --------------

 9    Michigan Plaza                 $160,000,000   MSCI 2006-IQ11      LNR Partners, Inc. *             NAP
                                     $ 72,000,000   MSCI 2006-HQ10       LNR Partners, Inc.
25    Cherry Creek Shopping Center   $250,000,000    MSCI 2006-HQ9   J.E. Robert Company, Inc. *         NAP
                                     $ 30,000,000   MSCI 2006-HQ10       LNR Partners, Inc.

*    Denotes lead special servicer

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-15

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

IV.  TOTAL POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS      BALANCE ($)     POOL
                                 --------   --------------   -----
1,000,001 - 2,000,000                5           8,894,537     0.6
2,000,001 - 3,000,000               14          36,694,004     2.5
3,000,001 - 4,000,000               15          51,358,494     3.4
4,000,001 - 5,000,000               13          57,702,658     3.9
5,000,001 - 6,000,000                8          44,139,339     3.0
6,000,001 - 7,000,000               12          78,635,036     5.3
7,000,001 - 8,000,000                7          52,948,073     3.6
8,000,001 - 9,000,000                8          67,087,545     4.5
9,000,001 - 10,000,000               4          37,952,323     2.5
10,000,001 - 15,000,000             19         230,342,147    15.4
15,000,001 - 20,000,000              6         109,512,444     7.3
20,000,001 - 30,000,000              4         101,305,104     6.8
30,000,001 >=                        9         614,439,240    41.2
                                   ---      --------------   -----
TOTAL:                             124      $1,491,010,945   100.0%
                                   ===      ==============   =====

Min: $1,575,090   Max: $120,000,000   Average: $12,024,282

STATE

                                   NO. OF        AGGREGATE
                                  MORTGAGED    CUT-OFF DATE     % OF
                                 PROPERTIES     BALANCE ($)     POOL
                                 ----------   --------------   -----
California                           15          192,421,995    12.9
Colorado                              9          185,090,805    12.4
Florida                               7          161,705,413    10.8
Arizona                              10          131,866,992     8.8
New York                              6          107,539,329     7.2
Other                                84          712,386,411    47.8
                                    ---       --------------   -----
TOTAL:                              131       $1,491,010,945   100.0%
                                    ===       ==============   =====

PROPERTY TYPE

                                   NO. OF        AGGREGATE
                                  MORTGAGED    CUT-OFF DATE     % OF
                                 PROPERTIES     BALANCE ($)     POOL
                                 ----------   --------------   -----
Retail                               63          668,240,113    44.8
Office                               30          460,521,855    30.9
Hospitality                          10           97,254,580     6.5
Multifamily                          13           90,658,785     6.1
Other                                 1           70,000,000     4.7
Mixed Use                             4           47,185,000     3.2
Industrial                            8           45,285,195     3.0
Manufactured Housing
Community                             1            9,000,000     0.6
Self Storage                          1            2,865,417     0.2
                                    ---       --------------   -----
TOTAL                               131       $1,491,010,945   100.0%
                                    ===       ==============   =====

AMORTIZATION TYPE

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS     BALANCE ($)      POOL
                                 --------   --------------   -----
Amortizing Balloon                   43        376,419,140    25.2
Interest Only                        13        537,270,805    36.0
Interest Only, then Amortizing
Balloon                              68        577,321,000    38.7
                                    ---     --------------   -----
TOTAL:                              124     $1,491,010,945   100.0%
                                    ===     ==============   =====

MORTGAGE RATE (%)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                  LOANS       BALANCE ($)     POOL
                                 --------   --------------   -----
4.501 - 5.000                         2         65,775,930     4.4
5.001 - 5.500                         3        158,448,318    10.6
5.501 - 6.000                        26        528,982,658    35.5
6.001 - 6.500                        87        691,795,474    46.4
6.501 - 7.000                         6         46,008,565     3.1
                                    ---     --------------   -----
TOTAL:                              124     $1,491,010,945   100.0%
                                    ===     ==============   =====

Min: 4.850%   Max: 6.660%   Wtd Avg: 5.918%

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS.)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS      BALANCE ($)     POOL
                                 --------   --------------   -----
<= 60                                 4         91,607,203     6.1
85 - 120                            116      1,349,357,284    90.5
121 - 180                             4         50,046,458     3.4
                                    ---     --------------   -----
TOTAL:                              124     $1,491,010,945   100.0%
                                    ===     ==============   =====

Min: 60 mos.   Max: 180 mos.   Wtd Avg: 117 mos.

REMAINING TERM TO STATED MATURITY OR ARD (MOS.)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS      BALANCE ($)     POOL
                                 --------   --------------   -----
<= 60                                 4         91,607,203      6.1
85 - 120                            117      1,371,662,388     92.0
121 - 180                             3         27,741,354      1.9
                                    ---     --------------   -----
TOTAL:                              124     $1,491,010,945   100.0%
                                    ===     ==============   =====

Min: 53  mos.  Max: 179 mos.   Wtd Avg: 114 mos.

ORIGINAL AMORTIZATION TERM (MOS.)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS      BALANCE ($)     POOL
                                 --------   --------------   -----
<= 0                                 13        537,270,805    36.0
241 - 300                            10         79,066,695     5.3
301 - 360                           101        874,673,444    58.7
                                    ---     --------------   -----
TOTAL:                              124     $1,491,010,945   100.0%
                                    ===     ==============   =====

Min: 276 mos.   Max: 360 mos.   Wtd Avg: 355 mos.

REMAINING AMORTIZATION TERM (MOS.)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS      BALANCE ($)     POOL
                                 --------   --------------   -----
<= 0                                 13        537,270,805     36.0
241 - 300                            10         79,066,695      5.3
301 - 360                           101        874,673,444     58.7
                                    ---     --------------   -----
TOTAL:                              124     $1,491,010,945   100.0%
                                    ===     ==============   =====

Min: 260 mos.  Max: 360 mos.   Wtd Avg: 353 mos.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                  LOANS       BALANCE ($)     POOL
                                 --------   --------------   -----
20.1 - 30.0                           1         70,000,000     4.7
30.1 - 40.0                           1         52,875,930     3.5
40.1 - 50.0                           2        150,000,000    10.1
50.1 - 60.0                           3         20,742,592     1.4
60.1 - 70.0                          29        256,601,047    17.2
70.1 - 75.0                          43        464,925,083    31.2
75.1 - 80.0                          45        475,866,293    31.9
                                    ---     --------------   -----
TOTAL:                              124     $1,491,010,945   100.0%
                                    ===     ==============   =====

Min: 22.6%   Max: 80.0%   Wtd Avg: 67.0%

BALLOON LOAN-TO-VALUE RATIO (%)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                  LOANS       BALANCE ($)     POOL
                                 --------   --------------   -----
20.1 - 30.0                          1          70,000,000     4.7
30.1 - 40.0                          1          52,875,930     3.5
40.1 - 50.0                          5         170,742,592    11.5
50.1 - 55.0                          8          96,504,669     6.5
55.1 - 60.0                         17         118,525,738     7.9
60.1 - 65.0                         26         195,178,748    13.1
65.1 - 70.0                         47         307,929,464    20.7
70.1 - 80.0                         19         479,253,805    32.1
                                   ---      --------------   -----
TOTAL:                             124      $1,491,010,945   100.0%
                                   ===      ==============   =====

Min: 22.6%   Max: 78.6%   Wtd Avg: 61.7%

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                  LOANS       BALANCE ($)     POOL
                                 --------   --------------   -----
1.01 - 1.10                          1           8,200,000     0.5
1.11 - 1.20                         46         436,173,355    29.3
1.21 - 1.30                         46         449,371,465    30.1
1.31 - 1.40                         16         181,377,572    12.2
1.41 - 1.50                          9         127,572,305     8.6
1.51 - 1.60                          1           8,448,318     0.6
1.61 - 1.70                          1           6,992,000     0.5
2.01 - 2.50                          3         202,875,930    13.6
2.51 - 3.00                          1          70,000,000     4.7
                                   ---      --------------   -----
TOTAL:                             124      $1,491,010,945   100.0%
                                   ===      ==============   =====

Min: 1.07x   Max: 2.72x   Wtd Avg: 1.46x

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-16

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

V.   LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS      BALANCE ($)     POOL
                                 --------   --------------   -----
1,000,001 - 2,000,000                5           8,894,537     0.6
2,000,001 - 3,000,000               14          36,694,004     2.6
3,000,001 - 4,000,000               11          37,529,709     2.7
4,000,001 - 5,000,000               12          53,052,658     3.8
5,000,001 - 6,000,000                8          44,139,339     3.2
6,000,001 - 7,000,000               10          65,885,036     4.7
7,000,001 - 8,000,000                6          45,918,073     3.3
8,000,001 - 9,000,000                7          58,887,545     4.2
9,000,001 - 10,000,000               3          28,652,323     2.0
10,000,001 - 15,000,000             16         195,442,147    14.0
15,000,001 - 20,000,000              6         109,512,444     7.8
20,000,001 - 30,000,000              4         101,305,104     7.2
30,000,001 >=                        9         614,439,240    43.9
                                   ---      --------------   -----
TOTAL:                             111      $1,400,352,160   100.0%
                                   ===      ==============   =====

Min: $1.575,090   Max: $120,000,000   Average: $12,615,785

STATE

                                   NO. OF        AGGREGATE
                                  MORTGAGED    CUT-OFF DATE     % OF
                                 PROPERTIES     BALANCE ($)     POOL
                                 ----------   --------------   -----
California                            15         192,421,995    13.7
Colorado                               7         178,090,805    12.7
Florida                                6         151,205,413    10.8
Arizona                               10         131,866,992     9.4
New York                               6         107,539,329     7.7
Other                                 74         639,227,626    45.6
                                     ---      --------------   -----
TOTAL                                118      $1,400,352,160   100.0%
                                     ===      ==============   =====

PROPERTY TYPE

                                   NO. OF        AGGREGATE
                                  MORTGAGED    CUT-OFF DATE     % OF
                                 PROPERTIES     BALANCE ($)     POOL
                                 ----------   --------------   -----
Retail                                63         668,240,113    47.7
Office                                30         460,521,855    32.9
Hospitality                           10          97,254,580     6.9
Other                                  1          70,000,000     5.0
Mixed Use                              4          47,185,000     3.4
Industrial                             8          45,285,195     3.2
Manufactured Housing
Community                              1           9,000,000     0.6
Self Storage                           1           2,865,417     0.2
                                     ---      --------------   -----
TOTAL:                               118      $1,400,352,160   100.0%
                                     ===      ==============   =====

AMORTIZATION TYPE

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS      BALANCE ($)     POOL
                                 --------   --------------   -----
Amortizing Balloon                  41         369,590,355    26.4
Interest Only                       13         537,270,805    38.4
Interest Only, then Amortizing
Balloon                             57         493,491,000    35.2
                                   ---      --------------   -----
TOTAL:                             111      $1,400,352,160   100.0%
                                   ===      ==============   =====

MORTGAGE RATE (%)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS      BALANCE ($)     POOL
                                 --------   --------------   -----
4.501 - 5.000                         1         52,875,930     3.8
5.001 - 5.500                         3        158,448,318    11.3
5.501 - 6.000                        24        515,032,658    36.8
6.001 - 6.500                        78        639,486,689    45.7
6.501 - 7.000                         5         34,508,565     2.5
                                    ---     --------------   -----
TOTAL:                              111     $1,400,352,160   100.0%
                                    ===     ==============   =====

Min: 4.850%   Max: 6.650%   Wtd Avg: 5.913%

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS.)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS      BALANCE ($)     POOL
                                 --------   --------------   -----
<= 60                                 4         91,607,203     6.5
85 - 120                            104      1,270,198,499    90.7
121 - 180                             3         38,546,458     2.8
                                    ---     --------------   -----
TOTAL:                              111     $1,400,352,160   100.0%
                                    ===     ==============   =====

Min: 60 mos.   Max: 144 mos.   Wtd Avg: 116 mos.

REMAINING TERM TO STATED MATURITY OR ARD (MOS.)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
                                 --------   --------------   -----
<= 60                                 4        91,607,203     6.5
85 - 120                            105     1,292,503,603    92.3
121 - 180                             2        16,241,354     1.2
                                    ---     -------------   -----
TOTAL:                              111     1,400,352,160   100.0
                                    ===     =============   =====

Min: 53 mos.   Max: 142 mos.   Wtd Avg: 113 mos.

ORIGINAL AMORTIZATION TERM (MOS.)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS      BALANCE ($)     POOL
                                 --------   --------------   -----
Interest Only                        13        537,270,805    38.4
241 - 300                            10         79,066,695     5.6
301 - 360                            88        784,014,659    56.0
                                    ---     --------------   -----
TOTAL:                              111     $1,400,352,160   100.0%
                                    ===     ==============   =====

Min: 276 mos.   Max: 360 mos.   Wtd Avg: 354 mos.

REMAINING AMORTIZATION TERM (MOS.)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS      BALANCE ($)     POOL
                                 --------   --------------   -----
Interest Only                       13         537,270,805    38.4
241 - 300                           10          79,066,695     5.6
301 - 360                           88         784,014,659    56.0
                                   ---      --------------   -----
TOTAL:                             111      $1,400,352,160   100.0%
                                   ===      ==============   =====

Min: 260 mos.   Max: 360 mos.   Wtd Avg: 353 mos.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                   LOANS      BALANCE ($)     POOL
                                 --------   --------------   -----
20.1 - 30.0                          1          70,000,000     5.0
30.1 - 40.0                          1          52,875,930     3.8
40.1 - 50.0                          2         150,000,000    10.7
50.1 - 60.0                          3          20,742,592     1.5
60.1 - 70.0                         25         234,707,185    16.8
70.1 - 75.0                         37         424,510,161    30.3
75.1 - 80.0                         42         447,516,293    32.0
                                   ---      --------------   -----
TOTAL:                             111      $1,400,352,160   100.0%
                                   ===      ==============   =====

Min: 22.6%   Max: 80.0%   Wtd Avg: 66.6%

BALLOON LOAN-TO-VALUE RATIO (%)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                  LOANS       BALANCE ($)     POOL
                                 --------   --------------   -----
20.1 - 30.0                           1         70,000,000     5.0
30.1 - 40.0                           1         52,875,930     3.8
40.1 - 50.0                           5        170,742,592    12.2
50.1 - 55.0                           6         81,610,806     5.8
55.1 - 60.0                          15        111,525,738     8.0
60.1 - 65.0                          25        191,743,825    13.7
65.1 - 70.0                          42        268,549,464    19.2
70.1 - 80.0                          16        453,303,805    32.4
                                    ---     --------------   -----
TOTAL:                              111     $1,400,352,160   100.0%
                                    ===     ==============   =====

Min: 22.6%   Max: 78.6%   Wtd Avg: 61.4%

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE     % OF
                                  LOANS       BALANCE ($)     POOL
                                 --------   --------------   -----
1.11 - 1.20                          39        395,458,433    28.2
1.21 - 1.30                          43        422,521,465    30.2
1.31 - 1.40                          14        166,483,709    11.9
1.41 - 1.50                           9        127,572,305     9.1
1.51 - 1.60                           1          8,448,318     0.6
1.61 - 1.70                           1          6,992,000     0.5
2.01 - 2.50                           3        202,875,930    14.5
2.51 - 3.00                           1         70,000,000     5.0
                                    ---     --------------   -----
TOTAL:                              111     $1,400,352,160   100.0%
                                    ===     ==============   =====

Min: 1.11x   Max: 2.72x   Wtd Avg: 1.48x

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-17

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

V.  LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                                  NO. OF      AGGREGATE
                                 MORTGAGE   CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)    POOL
                                 --------   ------------   -----
3,000,001 - 4,000,000                4        13,828,785    15.3
4,000,001 - 5,000,000                1         4,650,000     5.1
6,000,001 - 7,000,000                2        12,750,000    14.1
7,000,001 - 8,000,000                1         7,030,000     7.8
8,000,001 - 9,000,000                1         8,200,000     9.0
9,000,001 - 10,000,000               1         9,300,000    10.3
10,000,001 - 15,000,000              3        34,900,000    38.5
                                   ---       -----------   -----
TOTAL:                              13       $90,658,785   100.0%
                                   ===       ===========   =====

Min: $3,393,863   Max: $12,900,000   Average: $6,973,753

STATE

                                   NO. OF       AGGREGATE
                                  MORTGAGED   CUT-OFF DATE    % OF
                                 PROPERTIES    BALANCE ($)    POOL
                                 ----------   ------------   -----
Texas                                 3         31,000,000    34.2
Pennsylvania                          2         15,450,000    17.0
Florida                               1         10,500,000    11.6
Oregon                                1          8,200,000     9.0
Indiana                               1          7,030,000     7.8
Other                                 5         18,478,785    20.4
                                    ---        -----------   -----
TOTAL:                               13        $90,658,785   100.0%
                                    ===        ===========   =====

PROPERTY TYPE

                                   NO. OF       AGGREGATE
                                  MORTGAGED   CUT-OFF DATE    % OF
                                 PROPERTIES    BALANCE ($)    POOL
                                 ----------   ------------   -----
Multifamily                          13         90,658,785   100.0
                                    ---        -----------   -----
TOTAL:                               13        $90,658,785   100.0%
                                    ===        ===========   =====

AMORTIZATION TYPE

                                  NO. OF      AGGREGATE
                                 MORTGAGE   CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)    POOL
                                 --------   ------------   -----
Amortizing Balloon                    2        6,828,785     7.5
Interest Only, then Amortizing
Balloon                              11       83,830,000    92.5
                                    ---      -----------   -----
TOTAL:                               13      $90,658,785   100.0%
                                    ===      ===========   =====

MORTGAGE RATE (%)

                                  NO. OF      AGGREGATE
                                 MORTGAGE   CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)    POOL
                                 --------   ------------   -----
4.501 - 5.000                        1        12,900,000    14.2
5.501 - 6.000                        2        13,950,000    15.4
6.001 - 6.500                        9        52,308,785    57.7
6.501 - 7.000                        1        11,500,000    12.7
                                   ---       -----------   -----
TOTAL:                              13       $90,658,785   100.0%
                                   ===       ===========   =====

Min: 4.990%   Max: 6.660%   Wtd Avg: 6.005%

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS.)

                                  NO. OF      AGGREGATE
                                 MORTGAGE   CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)    POOL
                                 --------   ------------   -----
85 - 120                            12        79,158,785    87.3
121 - 180                            1        11,500,000    12.7
                                   ---       -----------   -----
TOTAL:                              13       $90,658,785   100.0%
                                   ===       ===========   =====

Min: 120 mos.   Max: 180 mos.   Wtd Avg: 128 mos.

REMAINING TERM TO STATED MATURITYOR ARD (MOS.)

                                  NO. OF      AGGREGATE
                                 MORTGAGE   CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)    POOL
                                 --------   ------------   -----
85 - 120                            12        79,158,785    87.3
121 - 180                            1        11,500,000    12.7
                                   ---       -----------   -----
TOTAL:                              13       $90,658,785   100.0%
                                   ===       ===========   =====

Min: 107 mos.   Max: 179 mos.   Wtd Avg: 123 mos.

ORIGINAL AMORTIZATION TERM (MOS.)

                                  NO. OF      AGGREGATE
                                 MORTGAGE   CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)    POOL
                                 --------   ------------   -----
301 - 360                           13        90,658,785   100.0
                                   ---       -----------   -----
TOTAL:                              13       $90,658,785   100.0%
                                   ===       ===========   =====

Min: 360 mos.   Max: 360 mos.   Wtd Avg: 360 mos.

REMAINING AMORTIZATION TERM (MOS.)

                                  NO. OF      AGGREGATE
                                 MORTGAGE   CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)    POOL
                                 --------   ------------   -----
301 - 360                           13        90,658,785   100.0
                                   ---       -----------   -----
TOTAL:                              13       $90,658,785   100.0%
                                   ===       ===========   =====

Min: 355 mos.   Max: 360 mos.   Wtd Avg: 360 mos.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                  NO. OF      AGGREGATE
                                 MORTGAGE   CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)    POOL
                                 --------   ------------   -----
60.1 - 70.0                          4        21,893,863    24.1
70.1 - 75.0                          6        40,414,922    44.6
75.1 - 80.0                          3        28,350,000    31.3
                                   ---       -----------   -----
TOTAL:                              13       $90,658,785   100.0%
                                   ===       ===========   =====

Min: 63.1%   Max: 79.9%   Wtd Avg: 72.7%

BALLOON LOAN-TO-VALUE RATIO (%)

                                  NO. OF      AGGREGATE
                                 MORTGAGE   CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)    POOL
                                 --------   ------------   -----
50.1 - 55.0                          2        14,893,863    16.4
55.1 - 60.0                          2         7,000,000     7.7
60.1 - 65.0                          1         3,434,922     3.8
65.1 - 70.0                          5        39,380,000    43.4
70.1 - 80.0                          3        25,950,000    28.6
                                   ---       -----------   -----
TOTAL:                              13       $90,658,785   100.0%
                                   ===       ===========   =====

Min: 52.2%   Max: 73.8%   Wtd Avg: 65.1%

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (x)

                                  NO. OF      AGGREGATE
                                 MORTGAGE   CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)    POOL
                                 --------   ------------   -----
1.01 - 1.10                          1         8,200,000     9.0
1.11 - 1.20                          7        40,714,922    44.9
1.21 - 1.30                          3        26,850,000    29.6
1.31 - 1.40                          2        14,893,863    16.4
                                   ---       -----------   -----
TOTAL:                              13       $90,658,785   100.0%
                                   ===       ===========   =====

Min: 1.07x   Max: 1.40x   Wtd Avg: 1.23x

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material may not be sold or redistributed without the prior written consent of Morgan Stanley.
--------------------------------------------------------------------------------

                                      T-18

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

PREPAYMENT RESTRICTION ANALYSIS: TOTAL POOL

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)

PREPAYMENT RESTRICTIONS              NOV-06           NOV-07           NOV-08           NOV-09
------------------------------   --------------   --------------   --------------   --------------

Locked Out                                98.61%           98.04%           89.12%           89.18%
Yield Maintenance Total                    1.39%            1.96%           10.88%           10.25%
Open                                       0.00%            0.00%            0.00%            0.58%
                                 --------------   --------------   --------------   --------------
TOTALS                                   100.00%          100.00%          100.00%          100.00%
                                 ==============   ==============   ==============   ==============
Pool Balance Outstanding         $1,491,010,945   $1,485,912,449   $1,479,925,786   $1,471,534,896
% Initial Pool Balance                   100.00%           99.66%           99.26%           98.69%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

PREPAYMENT RESTRICTIONS              NOV-10           NOV-11           NOV-12           NOV-13
------------------------------   --------------   --------------   --------------   --------------

Locked Out                                83.58%           88.99%           89.04%           88.60%
Yield Maintenance Total                   10.19%           11.01%           10.96%           10.90%
Open                                       6.23%            0.00%            0.00%            0.50%
                                 --------------   --------------   --------------   --------------
TOTALS                                   100.00%          100.00%          100.00%          100.00%
                                 ==============   ==============   ==============   ==============
Pool Balance Outstanding         $1,461,036,659   $1,358,615,292   $1,344,985,116   $1,330,315,418
% Initial Pool Balance                    97.99%           91.12%           90.21%           89.22%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

PREPAYMENT RESTRICTIONS              NOV-14           NOV-15          NOV-16        NOV-17
------------------------------   --------------   --------------   -----------   -----------

Locked Out                                88.67%           86.71%        60.26%       100.00%
Yield Maintenance Total                   10.83%            9.69%         0.00%         0.00%
Open                                       0.50%            3.60%        39.74%         0.00%
                                 --------------   --------------   -----------   -----------
TOTALS                                   100.00%          100.00%       100.00%       100.00%
                                 ==============   ==============   ===========   ===========
Pool Balance Outstanding         $1,314,642,448   $1,280,447,128   $24,193,632   $14,280,843
% Initial Pool Balance                    88.17%           85.88%         1.62%         0.96%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

PREPAYMENT RESTRICTIONS            NOV-18       NOV-19       NOV-20     NOV-21
------------------------------   ----------   ----------   ----------   ------
Locked Out                           100.00%      100.00%      100.00%    0.00%
Yield Maintenance Total                0.00%        0.00%        0.00%    0.00%
Open                                   0.00%        0.00%        0.00%    0.00%
                                 ----------   ----------   ----------   ------
TOTALS                               100.00%      100.00%      100.00%    0.00%
                                 ==========   ==========   ==========   ======
Pool Balance Outstanding         $9,919,195   $9,695,213   $9,457,494    $   0
% Initial Pool Balance                 0.67%        0.65%        0.63%    0.00%

Notes:

(1)  The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-19

                          $1,382,912,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 1

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)

PREPAYMENT RESTRICTIONS              NOV-06           NOV-07           NOV-08           NOV-09
------------------------------   --------------   --------------   --------------   --------------

Locked Out                                99.44%           98.84%           90.41%           90.46%
Yield Maintenance Total                    0.56%            1.16%            9.59%            8.92%
Open                                       0.00%            0.00%            0.00%            0.61%
                                 --------------   --------------   --------------   --------------
TOTALS                                   100.00%          100.00%          100.00%          100.00%
                                 ==============   ==============   ==============   ==============
Pool Balance Outstanding         $1,400,352,160   $1,395,331,611   $1,389,492,008   $1,381,664,325
% Initial Pool Balance                   100.00%           99.64%           99.22%           98.67%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

PREPAYMENT RESTRICTIONS              NOV-10           NOV-11           NOV-12           NOV-13
------------------------------   --------------   --------------   --------------   --------------

Locked Out                                84.50%           90.34%           90.39%           89.90%
Yield Maintenance Total                    8.87%            9.66%            9.61%            9.56%
Open                                       6.63%            0.00%            0.00%            0.54%
                                 --------------   --------------   --------------   --------------
TOTALS                                   100.00%          100.00%          100.00%          100.00%
                                 ==============   ==============   ==============   ==============
Pool Balance Outstanding         $1,371,931,633   $1,270,449,713   $1,257,998,128   $1,244,595,481
% Initial Pool Balance                    97.97%           90.72%           89.83%           88.88%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

PREPAYMENT RESTRICTIONS              NOV-14           NOV-15          NOV-16       NOV-17
------------------------------   --------------   --------------   -----------   ----------

Locked Out                                89.97%           87.05%        30.68%      100.00%
Yield Maintenance Total                    9.50%            9.48%         0.00%        0.00%
Open                                       0.53%            3.47%        69.32%        0.00%
                                 --------------   --------------   -----------   ----------
TOTALS                                   100.00%          100.00%       100.00%      100.00%
                                 ==============   ==============   ===========   ==========
Pool Balance Outstanding         $1,230,268,281   $1,208,897,812   $13,869,278   $4,152,251
% Initial Pool Balance                    87.85%           86.33%         0.99%        0.30%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

PREPAYMENT RESTRICTIONS          NOV-18   NOV-19   NOV-20   NOV-21
------------------------------   ------   ------   ------   ------
Locked Out                         0.00%
Yield Maintenance Total            0.00%
Open                               0.00%
                                 ------
TOTALS                             0.00%
                                 ======
Pool Balance Outstanding          $   0
% Initial Pool Balance             0.00%

Notes:

(1)  The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-20

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 2

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)

PREPAYMENT RESTRICTIONS       NOV-06        NOV-07        NOV-08        NOV-09
------------------------   -----------   -----------   -----------   -----------

Locked Out                       85.77%        85.76%        69.24%        69.37%
Yield Maintenance Total          14.23%        14.24%        30.76%        30.63%
Open                              0.00%         0.00%         0.00%         0.00%
                           -----------   -----------   -----------   -----------
TOTALS                          100.00%       100.00%       100.00%       100.00%
                           ===========   ===========   ===========   ===========
Pool Balance Outstanding   $90,658,785   $90,580,838   $90,433,777   $89,870,571
% Initial Pool Balance          100.00%        99.91%        99.75%        99.13%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

PREPAYMENT RESTRICTIONS       NOV-10        NOV-11        NOV-12        NOV-13
------------------------   -----------   -----------   -----------   -----------

Locked Out                       69.49%        69.58%        69.65%        69.71%
Yield Maintenance Total          30.51%        30.42%        30.35%        30.29%
Open                              0.00%         0.00%         0.00%         0.00%
                           -----------   -----------   -----------   -----------
TOTALS                          100.00%       100.00%       100.00%       100.00%
                           ===========   ===========   ===========   ===========
Pool Balance Outstanding   $89,105,026   $88,165,579   $86,986,988   $85,719,937
% Initial Pool Balance           98.29%        97.25%        95.95%        94.55%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

PREPAYMENT RESTRICTIONS       NOV-14        NOV-15        NOV-16        NOV-17
------------------------   -----------   -----------   -----------   -----------

Locked Out                       69.78%        80.98%       100.00%       100.00%
Yield Maintenance Total          30.22%        13.25%         0.00%         0.00%
Open                              0.00%         5.77%         0.00%         0.00%
                           -----------   -----------   -----------   -----------
TOTALS                          100.00%       100.00%       100.00%       100.00%
                           ===========   ===========   ===========   ===========
Pool Balance Outstanding   $84,374,167   $71,549,315   $10,324,354   $10,128,593
% Initial Pool Balance           93.07%        78.92%        11.39%        11.17%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

PREPAYMENT RESTRICTIONS      NOV-18       NOV-19       NOV-20     NOV-21
------------------------   ----------   ----------   ----------   ------
Locked Out                     100.00%      100.00%      100.00%    0.00%
Yield Maintenance Total          0.00%        0.00%        0.00%    0.00%
Open                             0.00%        0.00%        0.00%    0.00%
                           ----------   ----------   ----------    -----
TOTALS                         100.00%      100.00%      100.00%    0.00%
                           ==========   ==========   ==========    =====
Pool Balance Outstanding   $9,919,195   $9,695,213   $9,457,494    $   0
% Initial Pool Balance          10.94%       10.69%       10.43%    0.00%

Notes:

(1)  The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-21

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 1 - WATERSIDE SHOPS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-22

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 1 - WATERSIDE SHOPS
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-23

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 1 - WATERSIDE SHOPS
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-24

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 1 - WATERSIDE SHOPS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):             $120,000,000
CUT-OFF DATE BALANCE(1):         $120,000,000
LOAN PURPOSE:                    Acquisition
SHADOW RATING (FITCH/MOODY'S):   BBB+/A3
FIRST PAYMENT DATE:              November 7, 2006
INTEREST RATE:                   5.376125%
AMORTIZATION:                    Interest Only
ARD:                             NAP
HYPERAMORTIZATION:               NAP
MATURITY DATE:                   October 7, 2016
EXPECTED MATURITY BALANCE:       $120,000,000
SPONSORS:                        The Forbes Company, The Taubman Company, Oregon
                                 PERS
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Locked out until the earlier of September 28,
                                 2009 or 2 years after the REMIC "start-up" day,
                                 with U.S. Treasury defeasance thereafter.
                                 Prepayable without penalty from and after April
                                 7, 2016.
LOAN PER SF(1):                  $451.70
UP-FRONT RESERVES:               Tenant Allowance:   $4,950,000
ONGOING RESERVES:                RE Tax:             Springing
                                 Insurance:          Springing
                                 Ground Rent:        Springing
                                 TI/LC:              Springing
LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset
PROPERTY TYPE:                   Retail
PROPERTY SUB-TYPE:               Anchored
LOCATION:                        Naples, FL
YEAR BUILT/RENOVATED:            1992 / 2006
PERCENT LEASED(2):               98.4%
SQUARE FOOTAGE(3):               265,664
THE COLLATERAL:                  Anchored
OWNERSHIP INTEREST:              Fee
PROPERTY MANAGEMENT:             The Forbes Company
3RD MOST RECENT NET OP.INCOME:   NAP
2ND MOST RECENT NET OP.INCOME:   $5,973,894
MOST RECENT NET OP. INCOME:      $4,983,822
U/W NET OP. INCOME:              $15,226,784
U/W NET CASH FLOW:               $14,839,690
U/W OCCUPANCY(2):                98.4%
APPRAISED VALUE:                 $252,900,000
CUT-OFF DATE LTV(1):             47.4%
MATURITY DATE LTV(1):            47.4%
DSCR(1):                         2.27x
POST IO DSCR(1):                 NAP
--------------------------------------------------------------------------------

(1)  The subject $120,000,000 loan represents the "A" portion of a $165,000,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the $120,000,000 "A" financing.

(2)  Percent Leased is based on the rent roll dated September 8, 2006.
     Collateral leased only.

(3)  Total square footage excludes the US Bank Trust outparcel (not a part of collateral).

THE WATERSIDE SHOPS LOAN

          THE LOAN. The largest loan (the "Waterside Shops Loan") as evidenced by the Promissory Notes (the "Waterside Shops Note") is secured by a first priority Fee Mortgage, Assignment of Leases and Rents and Security Agreement
(the "Waterside Shops Mortgage") encumbering the 265,664 square foot regional shopping mall known as Waterside Shops, located in Naples, Florida (the
"Waterside Shops Property"). The Waterside Shops Loan was originated on
September 28, 2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

          THE BORROWER. The borrower is Waterside at Pelican Bay LLC, a Delaware limited liability company (the "Waterside Shops Borrower") that owns no material asset other than the Waterside Shops Property and related interests. The
Waterside Shops Borrower is a subsidiary of The Forbes Company, The Taubman
Company and Oregon Public Employees Retirement System, the sponsors of the
Waterside Shops Loan (the "Waterside Shops Sponsor").

          THE PROPERTY. The Waterside Shops Property is located in Naples,
Florida, at 5415 Tamiami Trail North. The Waterside Shops Property was
originally constructed in 1992 and renovated in 2006. It consists of nine one-story retail buildings comprising a regional shopping mall totaling 265,664 square feet. A portion of the Waterside Shops Property is ground leased by the
Waterside Shops Borrower

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-25

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

pursuant to a ground lease, dated as of May 20, 1994, between H.M.A.
Building Executive Suites, Inc., as lessor, and Pelican Falls Associates, Ltd., as lessee (as amended, the "Ground Lease"). The Ground Lease was assigned to the
Waterside Shops Borrower on September 22, 2006. Its term expires August 31,
2024, subject to three successive options for Waterside Shops Borrower to renew the lease for ten years. The Waterside Shops Property is situated on approximately 32.5 acres and includes approximately 1,800 parking spaces. The
Waterside Shops Property is anchored by a 44,969 square foot Saks Fifth Avenue department store and a new Nordstrom department store that is expected to open in 2008.

          The following table presents certain information relating to the anchor tenants at the Waterside Shops Property:

                                     CREDIT RATING OF PARENT COMPANY                                  OPERATING COVENANT
     ANCHOR         PARENT COMPANY         (FITCH/MOODY'S/S&P)           GLA    COLLATERAL INTEREST       EXPIRATION
-----------------   --------------   -------------------------------   ------   -------------------   ------------------

Saks Fifth Avenue     Saks, Inc.                 B/B3/B+               44,969           Yes                   NAP
                                                                       ------
TOTAL                                                                  44,969
                                                                       ======

     The following table presents certain information relating to the lease rollover at the Waterside Shops Property:

                           LEASE ROLLOVER SCHEDULE (1)

                                                                                                                  CUMULATIVE % OF
                # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SQUARE   CUMULATIVE % OF   % OF TOTAL BASE RENTAL   TOTAL BASE RENTAL
     YEAR         ROLLING       PER SF ROLLING       FEET ROLLING        SF ROLLING        REVENUES ROLLING       REVENUES ROLLING
-------------   -----------   -----------------   -----------------   ---------------   ----------------------   -----------------

    Vacant            1              0.00                 2%                  2%                   0%                     0%
     2006             1             45.00                 1%                  2%                   1%                     1%
     2007             1             30.40                 2%                  4%                   1%                     2%
     2008             2             43.33                 2%                  6%                   2%                     4%
     2009             2             69.84                 1%                  7%                   2%                     6%
     2010             2             27.99                10%                 17%                   7%                    13%
     2011             1             90.91                 0%                 18%                   1%                    14%
     2012             5             24.40                20%                 38%                  12%                    26%
     2013             3             28.46                 8%                 46%                   5%                    31%
     2014             1             40.00                 3%                 49%                   3%                    34%
     2015            11             61.48                 9%                 58%                  14%                    48%
2016 & Beyond        28             52.09                42%                100%                  52%                   100%

(1)  Schedule for collateral only and excludes the 10,000 square foot US Bank
     Trust outparcel.

          The following table presents certain information relating to the major tenants at the Waterside Shops Property:

                                                                                           % OF TOTAL     ANNUALIZED
                               CREDIT RATING                                ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                  (FITCH/                                  UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
        TENANT NAME           MOODY'S/S&P)(1)   TENANT NRSF   % OF NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
---------------------------   ---------------   -----------   ---------   -------------   ------------   ------------   ----------

Saks Fifth Avenue                 B/B3/B+          44,969         17%          931,050          8%          $20.70      11/30/2012
Barnes and Noble Bookstores       --/--/--         23,973          9%          617,305          5%          $25.75      08/31/2010
Gap/Gap Kids/Baby Gap          BBB-/Baa3/BBB-      14,047          5%          282,126          2%          $20.08      02/28/2013
                                                   ------        ---         ---------        ---           ------
TOTAL/WEIGHTED AVERAGE                             82,989         31%        1,830,481         16%          $22.06
                                                   ======        ===         =========        ===           ======

Other Tenants                     Various         178,416         67%        9,484,029         84%          $53.16          NAP
Vacant Space                        NAP             4,259          2%                0          0%          $ 0.00          NAP
                                                  -------        ---        ----------        ---           ------
TOTAL/WEIGHTED AVERAGE(2)                         265,664        100%       11,314,510        100%          $43.28
                                                  =======        ===        ==========        ===           ======

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Total square footage excludes the US Bank Trust outparcel (not a part of collateral).

          ESCROWS AND RESERVES. Upon the occurrence and continuance of a lockbox trigger event the Waterside Shops Borrower is required to deposit into a reserve account monthly 1/12 of the total annual amount of any insurance, real estate taxes, ground rent for the ground leased portion of the Property, and $16,394 for TI/LC reserves (total TI/LC reserve capped at $393,456). A lockbox trigger period occurs upon an event of default and until such event of default is cured and no other event of default has occurred and is continuing, or when the DSCR is less than 1.20x, until it increases to at least 1.20x for two consecutive months and no event of default has occurred and is continuing.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-26

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

          LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Waterside Shops Loan.

          PROPERTY MANAGEMENT. The Waterside Shops Property is managed by The
Forbes Company, which is a sponsor of the Waterside Shops Loan. The management agreement is subordinate to the Waterside Shops Loan.

          MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

          ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The
Waterside Shops Property is additionally encumbered by a B-Note with an original principal balance as of the Cut-off Date of $45,000,000 and it is not included in the trust. The aggregate LTV of the mortgage loan and the B-Note is 65.2% and the aggregate underwritten DSCR based on the debt of the mortgage loan and the
B-Note is 1.64x.

          RELEASE OF PARCELS. Not allowed.

          Certain additional information regarding the Waterside Shops Loan and the Waterside Shops Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-27

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NOS. 2-8 - PPG PORTFOLIO
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-28

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NOS. 2-8 - PPG PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-29

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NOS. 2-8 - PPG PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                $104,000,000
CUT-OFF DATE BALANCE:            $104,000,000
LOAN PURPOSE:                    Refinance
SHADOW RATING (FITCH/MOODY'S):   NAP
FIRST PAYMENT DATE:              November 8, 2006
INTEREST RATE:                   5.830%
AMORTIZATION:                    Interest only through October 8, 2011.
                                 Principal and interest payments of $612,211.45
                                 beginning November 8, 2011 through the maturity
                                 date
ARD:                             NAP
HYPERAMORTIZATION:               NAP
MATURITY DATE:                   October 8, 2016
EXPECTED MATURITY BALANCE:       $97,221,995
SPONSOR:                         Partners Property Group
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Locked out until the earlier of October 6, 2010
                                 or 2 years after the REMIC "start-up" day, with
                                 U.S. Treasury defeasance thereafter. Prepayable
                                 without penalty from and after July 8, 2016.
LOAN PER SF(1):                  $238.84
UP-FRONT RESERVES:               RE Tax:                    $475,118
                                 TI/LC and Cap Ex:          $640,000
                                 Marketing and Promotions:  $600,000
                                 CAM Charges:               $1,500,000
                                 Vacant Space:              $1,760,000
ONGOING RESERVES:                RE Tax:                    1/12 of annual taxes
                                 Insurance:                 Springing
                                 Cap Ex:                    Springing
                                 TI/LC:                     Springing
LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Portfolio of 7 assets
PROPERTY TYPE:                   Office
PROPERTY SUB-TYPE:               See table below
LOCATION:                        See table below
YEAR BUILT/RENOVATED:            See table below
PERCENT LEASED:                  91.3%
SQUARE FOOTAGE:                  See table below
THE COLLATERAL:                  Six medical and one suburban office buildings
OWNERSHIP INTEREST:              Fee
PROPERTY MANAGEMENT:             Medical Properties Management Group, LLC
3RD MOST RECENT NET OP. INCOME:  NAP
2ND MOST RECENT NET OP. INCOME:  $8,768,431
MOST RECENT NET OP. INCOME:      $8,993,942
U/W NET OP. INCOME:              $8,949,228
U/W NET CASH FLOW:               $8,683,512
U/W OCCUPANCY:                   89.0%
APPRAISED VALUE:                 $131,500,000
U/W OCCUPANCY:                   89.0%
CUT-OFF DATE LTV(1):             79.1%
MATURITY DATE LTV(1):            73.9%
DSCR(1):                         1.41x
POST IO DSCR(1):                 1.18x
--------------------------------------------------------------------------------

(1)  All LTV, DSCR and Loan per SF numbers in this table are calculated on a combined-property basis.

THE PPG PORTFOLIO LOAN

          THE LOAN. The second largest loan (the "PPG Portfolio Loan") as evidenced by the Promissory Note (the "PPG Portfolio Note") is secured by seven office properties (the "PPG Portfolio Property"), each of which is a fee estate and each of which is encumbered by a Deed of Trust and Security Agreement or
Mortgage and Security Agreement (collectively, the "PPG Portfolio Mortgage").
The properties are located in Longmont, Colorado; Phoenix, Arizona; Golden,
Colorado; Centennial, Colorado; Fort Collins, Colorado; South Bend, Indiana (two
properties). The PPG Portfolio Loan was originated on October 6, 2006 by or on behalf of Morgan Stanley Capital Inc.

          THE BORROWER. The borrower consists of two co-borrowing entities, PPG
MOB Fund IA LLC and PPG MOB Fund IB LLC, each a Delaware limited liability company (the "PPG Portfolio Borrower"), that owns no material asset other than the PPG Portfolio Property and

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-30

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

related interests. The PPG Portfolio Borrower is a subsidiary of Partners
Property Group, the sponsor of the PPG Portfolio Loan (the "PPG Portfolio
Sponsor").

          THE PROPERTY. The encumbered property (the "PPG Portfolio Property")
is comprised of six medical and one suburban office building properties totaling
435,438 square feet of office space. The PPG Portfolio Property located in
Longmont, Colorado at 1551 Professional Parkway is located approximately 2 miles south of the central business district of Longmont. It was originally constructed in 2002, consists of a 103,542 square foot, two-story medical office building, is situated on approximately 7.5 acres and includes 359 parking spaces.

          The PPG Portfolio Property located in Phoenix, Arizona at 690 Cofco
Center Court was originally constructed in 2002, consists of a 76,731 square foot, two-story medical office building, is situated on approximately 4.8 acres and includes 350 parking spaces.

          The PPG Portfolio Property located in Golden, Colorado at 660 Golden
Ridge Road is located approximately 15 miles southwest of Denver. It was originally constructed in 2000, consists of a 64,568 square foot, two-story medical office building, is situated on approximately 6.9 acres and includes 241 parking spaces.

          The PPG Portfolio Property located in Centennial, Colorado at 14000
East Arapahoe Road is located approximately 15 miles southeast of Denver. It was originally constructed in 1997, consists of a 56,173 square foot, three-story medical office building, is situated on approximately 5.3 acres and includes 361 parking spaces.

          The PPG Portfolio Property located in Fort Collins, Colorado at 2809
East Harmony Road is located approximately 5 miles southeast of the central business district of Fort Collins. It was originally constructed in 2001, consists of a 57,031 square foot, three-story suburban office building, is situated on approximately 3.8 acres and includes 189 parking spaces.

          The other PPG Portfolio Property located in South Bend, Indiana at
53990 Carmichael Drive is located approximately three miles northeast of the central business district of South Bend. It was originally constructed in 2000, consists of a 41,124 square foot, one-story medical office building, is situated on approximately 6.8 acres and includes 145 parking spaces.

          The PPG Portfolio Property located in South Bend, Indiana at 53880
Carmichael Drive is located approximately three miles northeast of the central business district of South Bend. It was originally constructed in 2000, consists of a 36,269 square foot, two-story medical office building, is situated on approximately 3.3 acres and includes 170 parking spaces.

                                    ALLOCATED
                                       LOAN                        OWNERSHIP    YEAR BUILT/    PERCENT
     PROPERTY         LOCATION        AMOUNT      PROPERTY TYPE    INTEREST      RENOVATED     LEASED    SQUARE FOOTAGE
-----------------   ------------   -----------   ---------------   ---------   ------------   --------   --------------

Longmont              Longmont     $25,300,000   Medical Office       Fee        2002 / NAP     73.9%        103,542
Gateway                Phoenix     $20,725,000   Medical Office       Fee        2002 / NAP     92.2%         76,731
Panorama               Golden      $16,375,000   Medical Office       Fee        2000 / NAP    100.0%         64,568
Centennial           Centennial    $12,640,000   Medical Office       Fee        1997 / NAP     91.7%         56,173
Preston             Fort Collins   $10,880,000   Suburban Office      Fee        2001 / NAP    100.0%         57,031
South Bend Allied    South Bend    $ 9,920,000   Medical Office       Fee        2000 / NAP    100.0%         41,124
South Bend Ortho     South Bend    $ 8,160,000   Medical Office       Fee        2000 / NAP    100.0%         36,269

                             LEASE ROLLOVER SCHEDULE

                              AVERAGE BASE   % OF TOTAL    CUMULATIVE   % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES    RENT PER SF   SQUARE FEET     % OF SF    RENTAL REVENUES   TOTAL BASE RENTAL
     YEAR         ROLLING        ROLLING       ROLLING       ROLLING         ROLLING       REVENUES ROLLING
-------------   -----------   ------------   -----------   ----------   ---------------   -----------------

    Vacant           13          $ 0.00           9%            9%              0%                0%
     2006             0          $ 0.00           0%            9%              0%                0%
     2007             7          $21.10           3%           12%              3%                3%
     2008             8          $18.19           9%           21%              7%               11%
     2009            10          $20.10           7%           28%              7%               18%
     2010             6          $20.39           5%           33%              4%               22%
     2011             1          $21.77           1%           34%              1%               23%
     2012             8          $21.47           5%           40%              5%               28%
     2013             2          $20.04           2%           41%              1%               30%
     2014             0          $ 0.00           0%           41%              0%               30%
     2015             4          $24.86          15%           56%             17%               47%
2016 & Beyond        12          $26.65          44%          100%             53%              100%

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-31

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

          The following table presents certain information relating to the major tenants at the PPG Portfolio Property:

                                                                                     % OF TOTAL    ANNUALIZED
                                    CREDIT RATING                     ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                                       (FITCH/       TENANT  % OF    UNDERWRITTEN   UNDERWRITTEN    BASE RENT        LEASE
         TENANT NAME(3)           MOODY'S/ S&P)(1)    NRSF   NRSF  BASE RENT($)(2)    BASE RENT   ($ PER NRSF)   EXPIRATION(3)
--------------------------------  ----------------  -------  ----  ---------------  ------------  ------------   -------------

Allied Physicians Surgery Center      --/--/--       41,124    9%     $1,049,018          11%        $25.51        12/14/2018
South Bend Orthopedics                --/--/--       36,269    8%     $  781,300           8%        $21.54        12/14/2018
Panorama Orthopedics, P.C.            --/--/--       31,143    7%     $  503,294           5%        $16.16        05/30/2015
                                                    -------  ---      ----------         ---         ------
TOTAL/WEIGHTED AVERAGE                              108,536   25%     $2,333,612          24%        $21.50
                                                    =======  ===      ==========         ===         ======
Other Tenants                            NAP        289,233   66%     $7,208,742          76%        $24.92         Various
Vacant Space                             NAP         37,669    9%     $        0           0%        $ 0.00           NAP
                                                    -------  ---      ----------         ---         ------
TOTAL/WEIGHTED AVERAGE                              435,438  100%     $9,542,354         100%        $23.99
                                                    =======  ===      ==========         ===         ======

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  TI underwriting of $9,320 is excluded from Annualized Underwritten Base
     Rent total.

(3)  Tenant names and expiration dates are taken from the underwritten rent roll.

          ESCROWS AND RESERVES. The PPG Portfolio Borrower is required to escrow
1/12 of annual real estate taxes and insurance premiums, noting however that the ongoing insurance escrow is waived so long as the borrower maintains an approved blanket policy and provides proof of payment. The amounts shown are the current monthly collections. The PPG Portfolio Borrower has deposited $640,000 as an upfront tenant improvement and leasing commission and capital expenditures reserve. If there is less than $450,000 remaining on or after the payment date occurring in October 2011, then the PPG Portfolio Borrower shall deposit $7,500 monthly, up to a cap of $450,000 in the reserve at any time. The PPG Portfolio
Borrower has deposited $600,000 as an upfront marketing and promotions reserve,
$1,500,000 as an upfront CAM charges reserve and $1,760,000 as an upfront vacant space reserve.

          LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the PPG Portfolio Loan.

          PROPERTY MANAGEMENT. The PPG Portfolio Property is managed by Medical
Properties Management Group, LLC, a Colorado Limited Liability Company, an
affiliate of PPG Portfolio Borrower. The management agreement is subordinate to the PPG Portfolio Loan.

          MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The immediate parent company of the PPG Portfolio Borrower, PPG MOB Fund II LLC, has obtained mezzanine financing in the amount of $11,000,000 at a fixed rate of 11.25% on a five-year term with no amortization for the overall seven-property portfolio transaction. An intercreditor agreement is in effect between the lender and the mezzanine loan lender.

          ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not
allowed.

          RELEASE OF PARCELS. Not allowed.

          Certain additional information regarding the PPG Portfolio Loan and the PPG Portfolio Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-32

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-33

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 9 - MICHIGAN PLAZA
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-34

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 9 - MICHIGAN PLAZA
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-35

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 9 - MICHIGAN PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):             $72,000,000
CUT-OFF DATE BALANCE(1):         $72,000,000
LOAN PURPOSE:                    Refinance
SHADOW RATING (FITCH/MOODY'S):   NAP
FIRST PAYMENT DATE:              May 7, 2006
INTEREST RATE:                   6.050%
AMORTIZATION:                    Interest Only
ARD:                             NAP
HYPERAMORTIZATION:               NAP
MATURITY DATE:                   April 7, 2011
EXPECTED MATURITY BALANCE(1):    $72,000,000
SPONSORS:                        Sir Joseph Hotung and Loeb Partners Realty
                                 Development Corporation
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Lockout until the earlier of March 14, 2009 or
                                 2 years after the REMIC start-up date, with
                                 U.S. Treasury defeasance thereafter. Prepayable
                                 without penalty from and after October 7, 2010.
LOAN PER SF(1):                  $124.16
UP-FRONT RESERVES:               RE Tax:                    $910,897
                                 Insurance:                 $372,703
                                 Cap Ex:                    $70,795
                                 TI/LC:                     $2,515,910
                                 Deferred Maintenance(2):   $761,041
ONGOING RESERVES:                RE Tax:                    $910,897
                                 Insurance:                 $3,110
                                 Cap Ex:                    $14,494
                                 TI/LC:                     $30,833
LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
PROPERTY TYPE:                    Office
PROPERTY SUB-TYPE:                Urban
LOCATION:                         Chicago, IL
YEAR BUILT/RENOVATED:             1981, 1984 / 1996, 1999, 2000, 2002
PERCENT LEASED(3):                76.8%
SQUARE FOOTAGE:                   1,868,569
THE COLLATERAL:                   Two connected office buildings, one 44 stories
                                  and the other 25 stories
OWNERSHIP INTEREST:               Fee
PROPERTY MANAGEMENT:              Loeb Partners Realty LLC
3RD MOST RECENT NET OP. INCOME:   $16,119,958
2ND MOST RECENT NET OP. INCOME:   $15,698,492
MOST RECENT NET OP. INCOME:       $19,066,449
U/W NET OP. INCOME:               $20,843,809
U/W NET CASH FLOW:                $18,175,583
U/W OCCUPANCY:                    76.8%
APPRAISED VALUE:                  $321,600,000
CUT-OFF DATE LTV(1):              72.1%
MATURITY DATE LTV(1):             72.1%
DSCR(1):                          1.28x
POST IO DSCR:                     NAP
--------------------------------------------------------------------------------

(1)  The subject $72,000,000 loan represents an approximately 31.0% pari passu interest in a $232,000,000 total mortgage loan (the "Michigan Plaza Whole
     Loan") secured by the Michigan Plaza Property. The Loan per SF, LTV and
     DSCR numbers in this table are based on the total $232,000,000 whole loan financing.

(2)  The deferred maintenance reserve was established at closing for upgrade and maintenance work on elevator cars at the Michigan Plaza Property.

(3)  Percent Leased is based on underwritten rent roll dated August 1, 2006.

THE MICHIGAN PLAZA LOAN

          THE LOAN. The third largest loan (the "Michigan Plaza Loan"), as evidenced by that certain Promissory Note A2, is secured by a first priority fee
Mortgage and Security Agreement, as amended by that certain Amendment to
Mortgage and Security Agreement and Assignment of Leases and Rents encumbering the two connected office buildings with 1,868,569 aggregate square feet collectively known as Michigan Plaza, located in Chicago, IL (the "Michigan
Plaza Property"). The Michigan Plaza Loan was originated on December 29, 2004, and amended on March 14, 2006, by or on behalf of Morgan Stanley Mortgage
Capital Inc.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-36

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

          The Michigan Plaza Loan represents an approximately 31.0% pari passu interest in the $232,000,000 Michigan Plaza Whole Loan. The Michigan Plaza Loan
is secured by the Michigan Plaza Property, on a pari passu basis, with the other
A Note mortgage loan, which has the same interest rate, maturity date and amortization term as the Michigan Plaza Loan. Such other A Note mortgage loan is referred to in this prospectus supplement as the "Michigan Plaza Companion
Loan." Only the Michigan Plaza Loan is included in the trust.

          THE BORROWER. The borrower is Michigan Plaza LLC, a Delaware limited liability company (the "Michigan Plaza Borrower"). The Michigan Plaza Borrower
is a single-purpose, bankruptcy-remote entity controlled by the sponsors, Loeb
Partners Realty Development Corporation and Sir Joseph Hotung. Loeb Partners
Realty Development Corporation is a family-run, privately-held real estate company that makes opportunistic investments in real estate properties, with its major focus on the creation and enhancement of the value of these properties through repositioning, renovation and intensive asset management. Loeb Partners
Realty Development Corporation's current portfolio consists of more than
12,000,000 square feet of income-producing real estate. Sir Joseph Hotung, a
British citizen, is a private investor and the current chairman and managing director of Ho Hung Hing Estates Ltd., a major property and financial investment company in Asia.

          THE PROPERTY. The Michigan Plaza Property, which consists of a 954,862 square foot, 44-story office building and a 913,707 square foot, 25-story office building, is located in the central business district of Chicago, IL. The
Michigan Plaza Property was originally constructed in 1981 and 1984 and was renovated in 1996, 1999, 2000 and 2002. The Michigan Plaza Property is
interconnected by a common entrance lobby and shares the lowest 16 floors. The property has a total of 561 revenue-generating, indoor, heated parking spaces.
The Michigan Plaza Property is connected to the Randolph Street Metro Station, which is one of five commuter rail stations that serve Chicago's suburban areas.

          The following table shows scheduled lease expirations at the Michigan
Plaza Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date:

                             LEASE ROLLOVER SCHEDULE

                                 AVERAGE
                               UNDERWRITTEN   % OF TOTAL                      % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES   BASE RENT PER   SQUARE FEET   CUMULATIVE % OF   RENTAL REVENUES   TOTAL BASE RENTAL
     YEAR         ROLLING       SF ROLLING      ROLLING        SF ROLLING         ROLLING        REVENUES ROLLING
-------------   -----------   -------------   -----------   ---------------   ---------------   -----------------

    Vacant           39           $ 0.00          23%              23%              14%                  0%
     2006            14           $13.79           5%              29%               5%                  5%
     2007            15           $25.45           4%              33%               7%                 12%
     2008            10           $14.90           9%              42%               8%                 20%
     2009             7           $19.83           1%              43%               2%                 21%
     2010             8           $23.09           2%              45%               4%                 25%
     2011             7           $27.22           7%              52%              12%                 37%
     2012             9           $22.49          18%              70%              25%                 62%
     2013             4           $20.82           6%              76%               8%                 70%
     2014             5           $25.47           3%              79%               4%                 74%
     2015             1           $20.60           0%              79%               0%                 75%
2016 & Beyond        19           $19.35          21%             100%              25%                100%

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-37

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

          The following table presents certain information relating to the major tenants at the Michigan Plaza Property:

                                                                                        % OF TOTAL      ANNUALIZED
                                 CREDIT RATING                           ANNUALIZED     ANNUALIZED     UNDERWRITTEN
                                    (FITCH/                     % OF    UNDERWRITTEN   UNDERWRITTEN     BASE RENT        LEASE
         TENANT NAME            MOODY'S/S&P)(1)   TENANT NRSF   NRSF   BASE RENT ($)     BASE RENT     ($ PER NRSF)   EXPIRATION
-----------------------------   ---------------   -----------   ----   -------------   ------------   -------------   ----------

Blue Cross and Blue Shield
   Association                       A/--/--         199,967      11%   $ 4,297,012         14%           $21.49      Various(2)
MCI Telecommunications             A-/Baa3/B+        100,634       5%   $ 2,918,386         10%           $29.00      04/30/2011
Omnicom                            A-/Baa1/A-        100,129       5%   $ 1,755,204          6%           $17.53      05/31/2016
Midas International                 --/--/--          83,453       4%   $ 1,293,234          4%           $15.50      05/01/2008
Fox Television                     BBB/--/ --         83,002       4%   $ 1,650,682          6%           $19.89      12/31/2022
Accenture                           --/--/ A+         82,468       4%   $   824,170          3%           $ 9.99      Various(3)
Unilever Home & Personal Care       --/A1/--          77,383       4%   $ 1,690,819          6%           $21.85      07/31/2013
Teng & Associates                   --/--/--          66,370       4%   $ 1,393,770          5%           $21.00      12/01/2012
                                                   ---------     ---    -----------        ---            ------
TOTAL/WEIGHTED AVERAGE                               793,406      42%   $15,823,275         53%           $19.94
                                                   =========     ===    ===========        ===            ======
Other Tenants                         NAP            640,799      34%   $13,847,091         47%           $21.61        Various
Vacant Space                          NAP            434,364      23%   $         0          0%           $ 0.00         NAP
                                                   ---------     ---    -----------        ---            ------
TOTAL/WEIGHTED AVERAGE                             1,868,569     100%   $29,670,366        100%           $20.69
                                                   =========     ===    ===========        ===            ======

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Blue Cross and Blue Shield Association have expiration dates of April 14,
     2012 (199,861 square feet) and November 19, 2019 (106 square feet).

(3)  Accenture has expiration dates of September 30, 2007 (9,078 square feet)
     and November 29, 2006 (73,390 square feet).

          ESCROWS AND RESERVES. The Michigan Plaza Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. Due to excess funds in the insurance reserve, the monthly payment will be $3,110 for the remainder of 2006, though it does not represent 1/12 of the annual premium.
If at any time the lender reasonably determines that such amounts will not be sufficient to pay the taxes or insurance premiums, the Michigan Plaza Borrower will be required to make up the applicable deficiency. The Michigan Plaza
Borrower is also required to escrow $14,494 each month into a capital expenditures reserve and $30,833 each month into a tenant improvement, tenant allowances and leasing commissions reserve.

          LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Michigan Plaza Loan. The lockbox will be in place until the Michigan
Plaza Loan is paid in full.

          PROPERTY MANAGEMENT. The Michigan Plaza Property is managed by Loeb
Partners Realty LLC, an affiliate of the Michigan Plaza Borrower.

          MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

          ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not
allowed.

          RELEASE OF PARCELS. Not allowed.

          Certain additional information regarding the Michigan Plaza Loan and the Michigan Plaza Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-38

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-39

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
              MORTGAGE LOAN NOS. 10-12 - AZ OFFICE/RETAIL PORTFOLIO
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-40

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
              MORTGAGE LOAN NOS. 10-12 - AZ OFFICE/RETAIL PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-41

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
              MORTGAGE LOAN NOS. 10-12 - AZ OFFICE/RETAIL PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-42

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
              MORTGAGE LOAN NOS. 10-12 - AZ OFFICE/RETAIL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):             $72,000,000
CUT-OFF DATE BALANCE:            $72,000,000
LOAN PURPOSE:                    Refinance
SHADOW RATING (FITCH/MOODY'S):   NAP
FIRST PAYMENT DATE:              November 1, 2006
INTEREST RATE:                   5.900%
AMORTIZATION:                    Interest Only
ARD:                             NAP
HYPERAMORTIZATION:               NAP
MATURITY DATE:                   October 1, 2016
EXPECTED MATURITY BALANCE:       $72,000,000
SPONSORS:                        Matteson Real Estate Equities, Inc., James
                                 Blake, Duncan Matteson, Jr., Karl Bakhtiari,
                                 Peter Kleis
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Locked out until the earlier of September 18,
                                 2010 or 2 years after the REMIC "start-up" day,
                                 with U.S. Treasury defeasance thereafter.
                                 Prepayable without penalty from and after April
                                 1, 2016.
LOAN PER SF(1):                  $218.18
UP-FRONT RESERVES:               RE Tax:                        $435,181
                                 CapEx:                         $35,060
                                 TI/LC:                         $202,623
                                 Holdback:                      $8,400,000
ONGOING RESERVES:                RE Tax:                        $71,950/month
                                 Insurance:                     Springing
                                 Cap Ex:                        $4,324/month
                                 TI/LC:                         $25,509/month
LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Portfolio of three assets
PROPERTY TYPE:                    Office and Retail
PROPERTY SUB-TYPE:                Suburban (for the office property) and
                                  Unanchored (for the retail property)
LOCATION:                         Scottsdale, AZ
YEAR BUILT/RENOVATED:             See table below
PERCENT LEASED(2):                84.1%
SQUARE FOOTAGE:                   See table below
THE COLLATERAL:                   One multi-tenant office building, one
                                  multi-tenant retail building and one mixed
                                  office/retail complex with 7 buildings
OWNERSHIP INTEREST:               Fee
PROPERTY MANAGEMENT:              Matteson Realty Services, Inc.
3RD MOST RECENT NET OP. INCOME:   $5,632,949
2ND MOST RECENT NET OP. INCOME:   $5,977,269
MOST RECENT NET OP. INCOME:       $6,382,160
U/W NET OP. INCOME:               $6,686,516
U/W NET CASH FLOW:                $6,055,666
U/W OCCUPANCY:                    91.8%
APPRAISED VALUE(1):               $91,600,000
CUT-OFF DATE LTV(1):              78.6%
MATURITY DATE LTV(1):             78.6%
DSCR(1):                          1.41x
POST IO DSCR:                     NAP
--------------------------------------------------------------------------------

(1)  The subject $72,00,000 loan represents the aggregate principal amount of three cross-defaulted and cross-collateralized loans in the amount of
     $32,200,000, $25,000,000, and $14,800,000. All LTV, DSCR, Loan per SF and
     appraisal numbers in this table are determined on a combined-property basis.

(2)  Percent Leased is based on rent rolls dated June 30, 2006.

THE AZ OFFICE/RETAIL PORTFOLIO LOAN

          THE LOAN. The fourth largest loan (the "AZ Office/Retail Portfolio
Loan") as evidenced by the Promissory Note (the "AZ Office/Retail Portfolio
Note") is secured by three office/retail properties (collectively, the "AZ
Office/Retail Portfolio Property"), each of which is a fee estate and each of which is encumbered by an Amended and Restated Deed of Trust, Assignment of
Leases and Rents, Security Agreement and Fixture Filing (collectively, the "AZ
Office/Retail Portfolio Mortgage"). The properties are located in Scottsdale,
Arizona. The AZ Office/Retail Portfolio Loan was originated on September 18,
2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-43

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

          THE BORROWER. The borrower is a group of single-purpose entities, none of which owns any material assets other than the AZ Office/Retail Portfolio and related interests. The entities are SPI AZ, LLC, an Arizona limited liability company, HCA AZ, LLC, an Arizona limited liability company, MPI AZ, LLC, an
Arizona limited liability company, GCCI AZ, LLC, an Arizona limited liability company, KB LMS, LLC, an Arizona limited liability company, and KB LMS II, LLC, an Arizona limited liability company (collectively, the "AZ Office/Retail
Portfolio Borrower"). Each of the entities which comprise the AZ Office/Retail
Portfolio Borrower own the AZ Office/Retail Portfolio as tenants-in-common, except with regard to the Seville Office and Seville Retail properties, where
GCCI AZ, LLC is not among the tenants-in-common owning the particular property.
The AZ Office/Retail Portfolio Borrower is a direct subsidiary of Matteson Real
Estate Equities, Inc., one of the sponsors of the AZ Office/Retail Portfolio
Loan. James Blake, Duncan Matteson, Jr., Karl Bakhtiari, and Peter Kleis are the
other sponsors of the AZ Office/Retail Portfolio Loan.

          THE PROPERTY. The AZ Office/Retail Portfolio Property is comprised of three properties totaling 329,999 net square feet.

          The AZ Office/Retail Portfolio Property known as La Mirada Shopping
Center is located in Scottsdale, Arizona, at 8900 East Pinnacle Peak Road. The
subject property is a retail and office complex, containing seven buildings, that was originally constructed in 1996. It consists of 148,773 net square feet, is situated on approximately 15.9 acres and includes 600 parking spaces. The largest tenants are a 15,930 square foot Walgreens and 9,255 square foot
Maestro's - Even Par.

          The AZ Office/Retail Portfolio Property known as Seville Retail is located in Scottsdale, Arizona, at 7001 E. Indian Bend Road. The subject property is a one-story multi-tenant community shopping center that was originally constructed in 1990. It consists of 90,333 net square feet, is situated on approximately 9.7 acres and includes 300 parking spaces. The largest tenants are a 12,430 square foot In Celebration of Golf store and a 9,321 square foot Ruth Chris' Steakhouse.

          The AZ Office/Retail Portfolio Property known as Seville Office is located in Scottsdale, Arizona, at 7001 E. Indian Bend Road in a suburban area.
It is a two-story "L" shaped multi-tenant Class A office building that was originally constructed in 1986. It consists of 90,893 net square feet and includes 170 parking spaces.

                                              ALLOCATED                    OWNERSHIP   YEAR BUILT/                SQUARE
        PROPERTY               LOCATION      LOAN AMOUNT   PROPERTY TYPE    INTEREST    RENOVATED    OCCUPANCY   FOOTAGE
-------------------------   --------------   -----------   -------------   ---------   -----------   ---------   -------

La Mirada Shopping Center   Scottsdale, AZ   $32,200,000       Retail         Fee       1996 / NAP      92.0%    148,773
Seville Retail              Scottsdale, AZ   $25,000,000       Retail         Fee       1990 / NAP      91.5%     90,333
Seville Office              Scottsdale, AZ   $14,800,000       Office         Fee       1986 / NAP      63.9%     90,893

                             LEASE ROLLOVER SCHEDULE

                                 AVERAGE U/W      % OF TOTAL   CUMULATIVE    % OF TOTAL U/W    CUMULATIVE % OF TOTAL
                # OF LEASES   BASE RENT PER SF   SQUARE FEET     % OF SF       BASE RENTAL      BASE RENTAL REVENUES
     YEAR         ROLLING          ROLLING         ROLLING       ROLLING    REVENUES ROLLING          ROLLING
-------------   -----------   ----------------   -----------   ----------   ----------------   ---------------------

    Vacant           12            $ 0.00            16%           16%              0%                    0%
     MTM              5            $16.59             2%           17%              1%                    1%
     2006             9            $23.99             8%           26%              9%                   10%
     2007             8            $29.20             7%           32%              9%                   19%
     2008            18            $24.75            14%           46%             16%                   35%
     2009            14            $25.96             9%           55%             10%                   45%
     2010             9            $28.18             8%           63%             10%                   55%
     2011             9            $28.13             8%           71%             10%                   66%
     2012             3            $25.20             2%           73%              3%                   69%
     2013             4            $22.59             6%           80%              7%                   75%
     2014             1            $27.31             2%           81%              2%                   78%
     2015             6            $26.33             9%           91%             11%                   89%
2016 & Beyond         5            $26.70             9%          100%             11%                  100%

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-44

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

          The following table presents certain information relating to the major tenants at the AZ Office/Retail Portfolio Property:

                                                                                     % OF TOTAL     ANNUALIZED
                            CREDIT RATING                             ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                (FITCH/        TENANT                UNDERWRITTEN   UNDERWRITTEN     BASE RENT        LEASE
     TENANT NAME(3)         MOODY'S/S&P)(1)     NRSF    % OF NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION(3)
-------------------------   ---------------   -------   ---------   -------------   ------------   ------------   -------------

Club Med                       --/--/--        17,683        5%       $  411,130          6%          $23.25       10/31/2006
Walgreens                      --/Aa3/A+       15,930        5%       $  297,576          4%          $18.68       06/23/2016
In Celebration of Golf(2)      --/--/--        13,508        4%       $  264,816          4%          $19.60        Various(2)
                                              -------      ---        ----------        ---           ------
TOTAL/WEIGHTED AVERAGE                         47,121       14%       $  973,522         14%          $20.66
                                              =======      ===        ==========        ===           ======

Other Tenants                     NAP         230,546       70%       $6,233,713         86%          $27.04         Various
Vacant Space                      NAP          52,332       16%       $        0          0%             NAP           NAP
                                              -------      ---        ----------        ---           ------
TOTAL/WEIGHTED AVERAGE                        329,999      100%       $7,207,235        100%          $21.84
                                              =======      ===        ==========        ===           ======

(1)  Certain  ratings are those of the parent company  whether or not the parent guarantees the lease.

(2)  For In Celebration of Golf,  12,430 square feet expires on May 31, 2013 and
     1,078 square feet expires on April 30, 2010.

(3)  Tenant  names and  expiration  dates are taken from the  underwritten  rent roll.

          TRANSFERS. The AZ Office/Retail Portfolio Loan allows for permitted transfers of individual properties within the AZ Office/Retail Portfolio, provided certain conditions are satisfied, including that after giving effect to such transfer: (a) the transferred property shall have a DSCR of not less than
1.40x and a LTV ratio of no greater than 70% based upon an updated appraisal, provided that in the event the property does not satisfy such DSCR and LTV requirements, the AZ Office/Retail Portfolio Borrower may voluntarily prepay the
AZ Office/Retail Portfolio Loan by an amount that would cause the DSCR and LTV requirements when calculated on the reduced principal amount of the loan with respect to the transferred property to be met, with any such prepayment to include the applicable yield maintenance premium on the amount so prepaid; and
(b) the remaining related properties in the AZ Office/Retail Portfolio shall have an aggregate DSCR of not less than 1.40x and a LTV ratio of no greater than
70% based upon updated appraisals, provided that in the event the related properties do not satisfy such aggregate DSCR and LTV requirements, the AZ
Office/Retail Portfolio Borrower may voluntarily prepay the related loans on a pro-rata basis by an amount that would cause the aggregate DSCR and LTV requirements when calculated on the reduced principal amounts of the related loans to be met, with any such prepayment to include the applicable yield maintenance premium on the amount so prepaid. Simultaneously with any such conveyance, the individual mortgage and other loan documents shall no longer secure or be cross-defaulted with the related loans and related mortgages, the individual note shall no longer be secured by the related mortgages or any other related loan documents, and the loan shall no longer be cross-defaulted with the related loans or related loan documents.

          DEFEASANCE. Upon a defeasance of one of the loans in the AZ
Office/Retail Portfolio, the AZ Office/Retail Portfolio Borrower shall prepay the outstanding principal balance of the remaining notes in an amount equal to the release amount for the loan being defeased multiplied by a fraction, the numerator of which is the outstanding principal balance of the loan and the denominator of which is the aggregate principal balance of the loan and the related loans not being defeased, together with interest that would have accrued on such amount through the next monthly payment date and the applicable yield maintenance premium.

          ESCROWS AND RESERVES. The AZ Office/Retail Portfolio Borrower is
required to escrow $71,950 for real estate taxes monthly. If an event of default occurs, or failure by the AZ Office/Retail Portfolio Borrower to provide evidence of blanket payment 30 days prior to due date, the AZ Office/Retail
Portfolio Borrower is required to escrow 1/12 of annual insurance premiums monthly. The amounts shown are the current monthly collections. Additionally, the AZ Office/Retail Portfolio Borrower shall deposit $4,324 monthly into a reserve account for payment of replacements, as well as $25,509 monthly into a reserve account for the payment of tenant improvements and leasing commissions.
At the closing, the AZ Office/Retail Portfolio Borrower also made an initial deposit of $8,400,000 into a holdback account. The holdback will be released to the AZ Office/Retail Portfolio Borrower if (i) the AZ Office/Retail Portfolio
Property achieves an adjusted aggregate DSCR of not less than 1.20x on an assumed 360 month amortization schedule and (ii) no Default or Event of Default has occurred and is continuing and no Trigger Event (see discussion below) has occurred since the closing date. Upon the occurrence and continuance of a
Trigger Period (see discussion below), the AZ Office/Retail Portfolio Borrower is required to make additional deposits into reserves to cover cash management servicing fees, as well as deposits for payment of interest and late payments, as required, and debt service payments. A Trigger Period is defined as the period commencing on the date of the occurrence of either one or both of the following Trigger Events: (a) an Event of Default or (b) the determination by
Lender at any time that the aggregate DSCR is less than 1.00x. The Trigger
Period shall remain in effect until the Event of Default has been cured and, if there was a determination by Lender that the aggregate DSCR was less than 1.00x, the aggregate DSCR is equal to or greater than 1.00x for two consecutive calendar months. In lieu of making cash deposits in any of the reserve accounts, the AZ Office/Retail Portfolio may deliver to the lender a letter of credit in an amount equal to the amount required to be on deposit.

          LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the AZ Office/Retail Portfolio Loan. The lockbox will be in place until the
AZ Office/Retail Portfolio Loan has been paid in full.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-45

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

          PROPERTY MANAGEMENT. The AZ Office/Retail Portfolio Property is
managed by Matteson Realty Services Inc., which is an affiliate of the AZ
Office/Retail Portfolio Loan's sponsor.

          MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

          ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not
allowed.

          RELEASE OF PARCELS. Not allowed.

          Certain additional information regarding the AZ Office/Retail
Portfolio Loan and the AZ Office/Retail Portfolio Property is set forth on
Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-46

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-47

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 13 - THE SHOPS AT BRIARGATE
--------------------------------------------------------------------------------

                                 [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-48

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 13 - THE SHOPS AT BRIARGATE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-49

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 13 - THE SHOPS AT BRIARGATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                $71,395,805
CUT-OFF DATE BALANCE:            $71,395,805
LOAN PURPOSE:                    Refinance
SHADOW RATING (FITCH/MOODY'S):   NAP
FIRST PAYMENT DATE:              August 1, 2006
INTEREST RATE:                   6.332%
AMORTIZATION:                    Interest Only
ARD:                             NAP
HYPERAMORTIZATION:               NAP
MATURITY DATE:                   July 1, 2016
EXPECTED MATURITY BALANCE:       $71,395,805
SPONSOR:                         Poag & McEwan Lifestyle Centers, LLC
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Locked out until the earlier of June 29, 2011
                                 or 2 years after the REMIC "start-up" day, with
                                 U.S. Treasury defeasance thereafter. Prepayable
                                 without penalty from and after April 1, 2016.
LOAN PER SF:                     $316.02
UP-FRONT RESERVES:               RE Tax: 337,869
                                 Acorn Holdback: $1,400,000
                                 NY&CO Holdback: $3,200,000
ONGOING RESERVES:                RE Tax: $112,623
                                 Cap Ex: $2,887
                                 TI/LC: $9,624
LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
PROPERTY TYPE:                    Retail
PROPERTY SUB-TYPE:                Unanchored
LOCATION:                         Colorado Springs, CO
YEAR BUILT/RENOVATED:             2003 / NAP
PERCENT LEASED(1):                97.8%
SQUARE FOOTAGE:                   225,922
THE COLLATERAL:                   A four-building shopping center
OWNERSHIP INTEREST:               Fee
PROPERTY MANAGEMENT:              PM Lifestyle Shopping Centers, LLC
3RD MOST RECENT NET OP. INCOME:   $5,672,974
2ND MOST RECENT NET OP. INCOME:   $5,852,768
MOST RECENT NET OP. INCOME:       $6,369,135
U/W NET OP. INCOME:               $5,950,988
U/W NET CASH FLOW:                $5,761,612
U/W OCCUPANCY:                    92.8%
APPRAISED VALUE:                  $95,500,000
CUT-OFF DATE LTV:                 74.8%
MATURITY DATE LTV:                74.8%
DSCR:                             1.26x
POST IO DSCR:                     NAP
--------------------------------------------------------------------------------

(1)  Percent Leased is based on the rent roll dated July 31, 2006.

THE SHOPS AT BRIARGATE LOAN

          THE LOAN. The fifth largest loan (the "Shops at Briargate Loan") as evidenced by the Promissory Note (the "Shops at Briargate Note") is secured by a first priority fee Deed of Trust and Security Agreement (the "Shops at Briargate
Mortgage") encumbering the 225,922 square foot regional shopping center known as the Shops at Briargate, located in Colorado Springs, Colorado (the "Shops at
Briargate Property"). The Shops at Briargate Loan was originated on June 29,
2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

          THE BORROWER. The borrower is CS Lifestyle Center, LLC, a Delaware limited liability company (the "Shops at Briargate Borrower") that owns no material asset other than the Shops at Briargate Property and related interests.
The Shops at Briargate Borrower is a direct subsidiary of Poag & McEwan
Lifestyle Centers, LLC, the sponsor of the Shops at Briargate Loan (the "Shops at Briargate Sponsor").

          THE PROPERTY. The Shops at Briargate Property is located in Colorado
Springs, Colorado, at 1605-1925 Briargate Parkway. The Shops at Briargate
Property is located in a suburban retail corridor approximately 60 miles south of metropolitan Denver. The Shops at Briargate Property was originally constructed in 2003. It consists of 45 total in-line retail units in four buildings and three restaurant

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-50

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

ground-leased pad sites. The Shops at Briargate Property is situated on approximately 29.2 acres and has approximately 1,224 parking spaces.

                           LEASE ROLLOVER SCHEDULE(1)

                              AVERAGE BASE                                   % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES    RENT PER SF   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES   TOTAL BASE RENTAL
     YEAR         ROLLING        ROLLING        ROLLING      OF SF ROLLING       ROLLING        REVENUES ROLLING
-------------   -----------   ------------   -------------   -------------   ---------------   -----------------

    Vacant            2          $ 0.00            5%               5%              0%                  0%
     2006             0             NAP            0%               5%              0%                  0%
     2007             0             NAP            0%               5%              0%                  0%
     2008             2          $28.28            3%               8%              3%                  3%
     2009             2          $28.15            4%              12%              4%                  7%
     2010             1          $38.50            1%              13%              2%                  9%
     2011             1          $33.70            1%              14%              1%                 10%
     2012             1          $50.00            1%              15%              2%                 12%
     2013            16          $28.14           35%              50%             37%                 49%
     2014            13          $27.47           28%              78%             29%                 78%
     2015             2          $34.34            4%              82%              5%                 83%
2016 & Beyond         5          $25.00           18%             100%             17%                100%

(1)  Excludes ground-renting tenants: Biaggi's, Champp's Restaurant, and P.F.
     Chang's.

          The following table presents certain information relating to the major tenants the Shops at Briargate Property:

                                                                                            % OF TOTAL     ANNUALIZED
                                   CREDIT RATING                             ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                      (FITCH/         TENANT                UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
          TENANT NAME            MOODY'S/S&P)((1))     NRSF    % OF NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
-------------------------------  -----------------   -------   ---------   -------------   ------------   ------------   ----------

Williams-Sonoma Stores, Inc.(2)      --/--/--         24,100       11%       $  674,800         12%           $28.00     01/31/2016
Pier 1 Imports                        --/--/B         10,523        5%       $  263,075          5%           $25.00     05/31/2013
Ulta Salon & Cosmetics               --/--/--         10,200        5%       $  224,400          4%           $22.00     08/31/2013
                                                      ------      ---        ----------        ---            ------
TOTAL/WEIGHTED AVERAGE                                44,823       20%       $1,162,275         20%           $25.93
                                                      ======      ===        ==========        ===            ======
Other Tenants                           NAP          145,337       64%       $4,164,266         73%           $28.65       Various
Ground Tenants(3)                       NAP           25,026       11%       $  409,000          7%           $16.34       Various
Vacant Space                            NAP           10,736        5%       $     0.00          0%           $ 0.00         NAP
                                                     -------      ---        ----------        ---            ------
TOTAL/WEIGHTED AVERAGE                               225,922      100%       $5,735,541        100%           $25.39
                                                     =======      ===        ==========        ===            ======

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Williams-Sonoma Stores, Inc. includes Williams-Sonoma, Pottery Barn, and
     Pottery Barn Kids.

(3)  Ground tenants consist of three tenants that lease pad sites at the Shops at Briargate Property.

          ESCROWS AND RESERVES. The Shops at Briargate Borrower is required to escrow on a monthly basis 1/12 of annual real estate taxes. In addition, the
Shops at Briargate Borrower is required to escrow on a monthly basis $2,887 for capital expenditures up to a maximum balance of $34,645, and $9,624 for tenant improvements and leasing commissions up to a maximum balance of $800,000. Upon the occurrence and during the continuance of an event of default, or failure to provide evidence of payment of insurance premiums, the Shops at Briargate
Borrower is required to escrow on a monthly basis 1/12 of annual insurance premiums. At closing, the Shops at Briargate Borrower deposited $1,400,000 into a tenant improvement reserve to be used in connection with the space leased to
Christopher & Banks Inc. d/b/a/ Acorn (or an acceptable replacement tenant). At closing, the Shops at Briargate Borrower deposited $3,200,000 into a tenant improvement reserve to be used in connection with the space leased to Lerner New
York, Inc. d/b/a/ New York & Company (or an acceptable replacement tenant).

          LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Shops at Briargate Loan.

          PROPERTY MANAGEMENT. The Shops at Briargate Property is managed by PM
Lifestyle Shopping Centers, LLC, which is an affiliate of the Shops at Briargate
Borrower and the Shops at Briargate sponsor. The management agreement is subordinate to the Shops at Briargate Loan.

          MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The immediate parent company of the Shops at Briargate Borrower, Poag & McEwan Lifestyle
Centers--Colorado Springs, LLC, has obtained 10-year mezzanine financing in the amount of $7,104,195. The annual

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-51

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

debt service during the first three years will be $456,085, increasing to
$1,266,816 in years four through ten. An intercreditor agreement is in effect between the lender and the mezzanine loan lender.

          ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not
allowed.

          RELEASE OF PARCELS. Not allowed.

          Certain additional information regarding the Shops at Briargate Loan and the Shops at Briargate Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-52

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-53

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 14 - 425 PARK AVENUE
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-54

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 14 - 425 PARK AVENUE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-55

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 14 - 425 PARK AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                $70,000,000
CUT-OFF DATE BALANCE:            $70,000,000
LOAN PURPOSE:                    Refinance
SHADOW RATING (FITCH/MOODY'S):   AAA/Aaa
FIRST PAYMENT DATE:              November 8, 2006
INTEREST RATE:                   5.750%
AMORTIZATION:                    Interest Only
ARD:                             NAP
HYPERAMORTIZATION:               NAP
MATURITY DATE:                   October 8, 2016
EXPECTED MATURITY BALANCE:       $70,000,000
SPONSOR:                         Goelet Family
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Locked out until the earlier of October 6, 2009
                                 or 2 years after the REMIC "start-up" day, with
                                 U.S. Treasury defeasance thereafter.
                                 Prepayable without penalty from and after July
                                 8, 2016
LOAN PER SF:                     $126.92
UP-FRONT RESERVES:               None
ONGOING RESERVES:                RE Tax:    NAP
                                 Insurance: NAP
                                 Cap Ex:    NAP
                                 TI/LC:     NAP
LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
PROPERTY TYPE:                    Other
PROPERTY SUB-TYPE:                Leased Fee
LOCATION:                         New York, NY
YEAR BUILT/RENOVATED:             1957 / NAP
PERCENT LEASED(1):                100.0%
SQUARE FOOTAGE:                   551,549
THE COLLATERAL:                   31-story office building
OWNERSHIP INTEREST:               Fee
PROPERTY MANAGEMENT:              425 Park Avenue Borrower
3RD MOST RECENT NET OP. INCOME:   NAP
2ND MOST RECENT NET OP. INCOME:   NAP
MOST RECENT NET OP. INCOME:       NAP
U/W NET OP. INCOME:               $11,118,197
U/W NET CASH FLOW:                $11,118,197
U/W OCCUPANCY:                    NAP
APPRAISED VALUE:                  $310,000,000
CUT-OFF DATE LTV:                 22.6%
MATURITY DATE LTV:                22.6%
DSCR:                             2.72x
POST IO DSCR:                     NAP
--------------------------------------------------------------------------------

(1)  Percent Leased is based on the underwritten rent roll dated November 1,
     2006

THE 425 PARK AVENUE LOAN

          THE LOAN. The sixth largest loan (the "425 Park Avenue Loan") is secured by a first priority mortgage and security agreement (the "425 Park
Avenue Mortgage") encumbering the fee interests underlying 425 Park Avenue, a
31-story, 551,549 square foot office building located in midtown Manhattan (the
"425 Park Avenue Property"). The 425 Park Avenue Loan was originated on October
6, 2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

          THE BORROWER. The borrower is 425 Estate Borrowing LLC and 425 Venture
Borrowing LLC (collectively, the "425 Park Avenue Borrower") that owns no material asset other than the 425 Park Avenue Property and related interests.
The 425 Park Avenue Borrower is wholly owned and controlled by members of the
Goelet Family, the sponsor of the 425 Park Avenue Loan.

          THE PROPERTY. The 425 Park Avenue Property is located in midtown
Manhattan. The improvements on the property were built in 1957 and are subject to a ground lease which expires in 2090 between the 425 Park Avenue Borrower, as landlord, and 425 Park Avenue Lessee, L.P., as tenant.

          LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the 425 Park Avenue Loan. The lockbox will be in place until the loan has been paid in full.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-56

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

          PROPERTY MANAGEMENT. The 425 Park Avenue Property is managed by the
425 Park Avenue Borrower. If the borrower executes a management agreement, that management agreement must be subordinate to the 425 Park Avenue Loan.

          MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

          ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not
allowed.

          RELEASE OF PARCELS. Not allowed.

          Certain additional information regarding the 425 Park Avenue Loan and the 425 Park Avenue Property is set forth in Appendix II.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-57

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 15 - ONE BETHESDA CENTER
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-58

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 15 - ONE BETHESDA CENTER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-59

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 15 - ONE BETHESDA CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                 $53,000,000
CUT-OFF DATE BALANCE:             $53,000,000
LOAN PURPOSE:                     Refinance
SHADOW RATING (FITCH/MOODY'S):    NAP
FIRST PAYMENT DATE:               November 7, 2006
INTEREST RATE:                    5.660%
AMORTIZATION:                     Interest Only
ARD:                              NAP
HYPERAMORTIZATION:                NAP
MATURITY DATE:                    October 7, 2016
EXPECTED MATURITY BALANCE:        $53,000,000
SPONSOR:                          Brookfield Properties Corporation
INTEREST CALCULATION:             Actual/360
CALL PROTECTION:                  Locked out until the earlier of September 29,
                                  2009 or 2 years after the REMIC "start-up"
                                  day, with U.S. Treasury defeasance thereafter.
                                  Prepayable without penalty from and after
                                  April 7, 2016.
LOAN PER SF:                      $293.33
UP-FRONT RESERVES:                Preferred Office TI:         $898,776
                                  Cambridge Occupancy:         $216,000
                                  Guaranty in lieu of Tenant   $11,769,680
                                  Reserves:
ONGOING RESERVES:                 Cap Ex:                      Springing
                                  TI/LC:                       Springing
LOCKBOX:                          Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
PROPERTY TYPE:                    Office
PROPERTY SUB-TYPE:                Urban
LOCATION:                         Bethesda, MD
YEAR BUILT/RENOVATED:             1986 / NAP
PERCENT LEASED(1):                100.0%
SQUARE FOOTAGE:                   180,683
THE COLLATERAL:                   12-story office tower and a 2-story detached
                                  retail/office building
OWNERSHIP INTEREST:               Fee
PROPERTY MANAGEMENT:              Brookfield Financial Properties, L.P.
3RD MOST RECENT NET OP. INCOME:   NAP
2ND MOST RECENT NET OP. INCOME:   $3,530,435
MOST RECENT NET OP. INCOME:       $1,771,825
U/W NET OP. INCOME:               $4,469,536
U/W NET CASH FLOW:                $4,098,779
U/W OCCUPANCY                     95.0%
APPRAISED VALUE:                  $75,000,000
CUT-OFF DATE LTV:                 70.7%
MATURITY DATE LTV:                70.7%
DSCR:                             1.35x
POST IO DSCR:                     NAP
--------------------------------------------------------------------------------
(1)  Percent Leased is based on the rent roll dated September 30, 2006.

THE ONE BETHESDA CENTER LOAN

          THE LOAN. The seventh largest loan (the "One Bethesda Center Loan") as evidenced by the Promissory Note (the "One Bethesda Center Note") is secured by a first priority fee Indemnity Deed of Trust and Security Agreement (the "One
Bethesda Center Mortgage") encumbering the 180,683 square foot office building facility known as One Bethesda Center, located in Bethesda, Maryland (the "One
Bethesda Center Property"). The One Bethesda Center Loan was originated on
September 29, 2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

          THE BORROWER. The borrower is Brookfield Properties One Bethesda
Subsidiary LLC, a Delaware limited liability company (the "One Bethesda Center
Borrower"). The One Bethesda Center Mortgage was granted by Brookfield
Properties One Bethesda Co. LLC (the "Trustor"), which is affiliated with the
One Bethesda Center Borrower and owns no material asset other than the One
Bethesda Center Property and related interests. The One Bethesda Center Borrower is indirectly owned by Brookfield Properties Corporation, the sponsor of the One
Bethesda Center Loan. Brookfield Properties Corporation (NYSE: BPO) is one of
North America's largest commercial real estate companies and focuses on the ownership, development and management of premier assets in the downtown core of high-growth North American cities. It is led by Ric Clark as Chief Executive
Officer and Gordon Arnell as Chairman of the Board.

          THE PROPERTY. The One Bethesda Center Property is located in Bethesda,
Maryland, at 4800 Hampden Lane, approximately seven miles north of downtown
Washington, DC. The One Bethesda Center Property was originally constructed in
1986. It consists of a 171,691 square foot, 12-story office tower and an 8,992 square foot, two-story detached retail/office building, which are connected by a

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-60

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

brick paved plaza. The One Bethesda Center Property is situated on approximately
0.98 acres and includes a four-level, sub-grade parking garage with 396 parking spaces.

                             LEASE ROLLOVER SCHEDULE

                              AVERAGE BASE    % OF TOTAL   CUMULATIVE   % OF TOTAL BASE   CUMULATIVE % OF TOTAL
                # OF LEASES    RENT PER SF   SQUARE FEET     % OF SF    RENTAL REVENUES    BASE RENTAL REVENUES
     YEAR         ROLLING        ROLLING       ROLLING       ROLLING        ROLLING              ROLLING
-------------   -----------   ------------   -----------   ----------   ---------------   ---------------------

    Vacant           0            $0.00           0%            0%             0%                   0%
     2006            0            $0.00           0%            0%             0%                   0%
     2007            0            $0.00           0%            0%             0%                   0%
     2008            1           $40.59           1%            1%             2%                   2%
     2009            4           $35.97          19%           20%            20%                  21%
     2010            4           $33.00           5%           25%             5%                  26%
     2011            0            $0.00           0%           25%             0%                  26%
     2012            0            $0.00           0%           25%             0%                  26%
     2013            1           $36.38          14%           39%            15%                  41%
     2014            2           $33.04          18%           57%            17%                  58%
     2015            3           $23.80           3%           60%             2%                  60%
2016 & Beyond        7           $34.62          40%          100%            40%                 100%

          The following table presents certain information relating to the major tenants at the One Bethesda Center Property:

                                                                                             % OF TOTAL     ANNUALIZED
                                     CREDIT RATING                           ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                        (FITCH/        TENANT               UNDERWRITTEN    UNDERWRITTEN    BASE RENT       LEASE
   TENANT NAME                      MOODY'S/S&P)(1)     NRSF    % OF NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
---------------------------------   ---------------   -------   ---------   -------------   ------------   ------------   ----------

Boston Consulting Group                 --/--/--       32,725       18%       $1,194,463         19%          $36.50      12/31/2009
Paley, Rothman, Goldstein               --/--/--       29,498       16%         $973,847         16%          $33.01      12/31/2014
Cogema (Areva)                          --/--/--       25,279       14%         $919,644         15%          $36.38      09/30/2013
Preferred Offices                       --/--/--       19,433       11%         $728,738         12%          $37.50      03/31/2017
Eakin-Youngentob Associates             --/--/--       17,422       10%         $584,857          9%          $33.57      03/31/2016
Cambridge Systematics                   --/--/--       12,866        7%         $431,011          7%          $33.50      03/31/2017
Brookfield Properties Corporation       --/--/--       11,378        6%         $398,230          6%          $35.00      09/30/2016
Salamandra                              --/--/--       11,152        6%         $371,473          6%          $33.31      01/31/2016
                                                      -------      ---        ----------        ---           ------
TOTAL/WEIGHTED AVERAGE                                159,753       88%       $5,602,261         90%          $35.07
                                                      =======      ===        ==========        ===           ======
Other Tenants                             NAP          19,085       11%         $609,638         10%          $31.94       Various
Storage Space(2)                          NAP           1,845        1%          $28,345          0%          $15.36       Various
Vacant Space                              NAP               0        0%               $0          0%           $0.00         NAP
                                                      -------      ---        ----------        ---           ------
TOTAL/WEIGHTED AVERAGE                                180,683      100%       $6,240,244        100%          $34.54
                                                      =======      ===        ==========        ===           ======

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Storage space is attributed to existing tenants in varying amounts

          ESCROWS AND RESERVES. At closing, the One Bethesda Center Borrower deposited $898,776 into a tenant improvement reserve to be used in connection with the space leased to PBC - One Bethesda, LLC (the "Preferred Office Space").
On the first payment date, the One Bethesda Center Borrower will deposit
$216,000 into a rent reserve in connection with the Cambridge Systematics, Inc.
lease. In addition, the One Bethesda Center Borrower has provided guaranties for the following: (i) $3,982,300 in connection with the re-measured space at the
One Bethesda Center Property; (ii) $500,000 in connection with space leased to
The Boston Consulting Group, Inc.; and (iii) $7,287,380 in connection with rental payments for the Preferred Office Space. Upon the occurrence and during the continuance of an event of default, the One Bethesda Center Borrower is required to escrow $3,613 for capital expenditures and $27,553 for tenant improvements and leasing commissions monthly.

          LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the One Bethesda Center Loan.

          PROPERTY MANAGEMENT. The One Bethesda Center Property is managed by
Brookfield Financial Properties, L.P., which is an affiliate of both the One
Bethesda Center Borrower and the One Bethesda Center Loan's sponsor.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-61

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

          MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. A constituent party of the Trustor may incur mezzanine financing secured by the 100% direct or indirect equity ownership interest held by the constituent party in the Trustor, subject to the satisfaction of certain conditions, including the following: (i) no event of default exists; (ii) the mezzanine loan term is coterminous with or longer than the term of the One Bethesda Center Loan; (iii) the future mezzanine lender delivers an intercreditor agreement of acceptable form and in compliance with rating agency guidelines; (iv) the aggregate DSCR (together with the One
Bethesda Center Loan) is equal to or greater than 1.20x; and (v) the aggregate
LTV ratio (together with the One Bethesda Center Loan) is equal to or less than
80%.

          ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not
allowed.

          RELEASE OF PARCELS. Not allowed.

          Certain additional information regarding the One Bethesda Center Loan and the One Bethesda Center Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-62

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-63

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 16 - SONY PICTURES PLAZA
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-64

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 16 - SONY PICTURES PLAZA
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-65

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 16 - SONY PICTURES PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):             $53,000,000
CUT-OFF DATE BALANCE:            $52,875,930
LOAN PURPOSE:                    Refinance
SHADOW RATING (FITCH/MOODY'S):   AA+/Baa2
FIRST PAYMENT DATE:              October 7, 2006
INTEREST RATE:                   4.850%
AMORTIZATION:                    360 months
ARD:                             NAP
HYPERAMORTIZATION:               NAP
MATURITY DATE:                   September 7, 2016
EXPECTED MATURITY BALANCE:       $43,458,957
SPONSOR:                         Shurl Curci
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Locked out until the earlier of August 21, 2010
                                 or 2 years after the REMIC "start-up" day, with
                                 U.S. Treasury defeasance thereafter. Prepayable
                                 without penalty from and after July 7, 2016.
LOAN PER SF:                     $160.79
UP-FRONT RESERVES:               None
ONGOING RESERVES:                RE Tax:      Springing
                                 Insurance:   Springing
                                 TI/LC:       Springing
LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:          Single Asset
PROPERTY TYPE:                   Office
PROPERTY SUB-TYPE:               Urban
LOCATION:                        Culver City, CA
YEAR BUILT/RENOVATED:            1986 / NAP
PERCENT LEASED(2):               100.0%
SQUARE FOOTAGE:                  328,847
THE COLLATERAL:                  8-story Class A office building
OWNERSHIP INTEREST:              Fee
PROPERTY MANAGEMENT:             Transpacific Development Company
3RD MOST RECENT NET OP.
   INCOME:                       NAP
2ND MOST RECENT NET OP.
   INCOME:                       NAP
MOST RECENT NET OP. INCOME:      NAP
U/W NET OP. INCOME:              $7,851,160
U/W NET CASH FLOW:               $7,264,843
U/W OCCUPANCY:                   95.0%
APPRAISED VALUE:                 $135,000,000
CUT-OFF DATE LTV:                39.2%
MATURITY DATE LTV:               32.2%
DSCR:                            2.16x
POST IO DSCR:                    NAP
--------------------------------------------------------------------------------

(1)  The Sony Pictures Plaza Loan represents the $53,000,000 A-Note of a
     $90,000,000 mortgage loan. All data and statistics herein are based on this
     A-Note only unless otherwise noted.

(2)  Percent Leased is based on the underwritten rent roll as of August 1, 2006.

THE SONY PICTURE PLAZA LOAN

          THE LOAN. The eighth largest loan (the "Sony Pictures Plaza Loan"), as evidenced by the Promissory Note A (the "Sony Pictures Plaza Note"), is secured by a Deed of Trust, Assignment of Leases and Rents, Security Agreement and
Fixture Filing (the "Sony Pictures Plaza Mortgage") encumbering the 328,847 square foot office building known as Sony Pictures Plaza, located in Culver
City, CA (the "Sony Pictures Plaza Property"). The Sony Pictures Plaza Loan was
originated on August 21, 2006 by or on behalf of Morgan Stanley Mortgage Capital
Inc.

          THE BORROWER. The borrower is TCE-Filmland Holdings LLC, a Delaware limited liability company (the "Sony Pictures Plaza Borrower") that owns no material asset other than the Sony Pictures Plaza Property and related interests. The Sony Pictures Plaza Borrower is wholly owned and controlled by
Shurl Curci and his associates. Shurl Curci, the sponsor of the Sony Pictures
Plaza Loan, is the founder of Transpacific Development Company. Since 1954,
Transpacific Development Company has developed nearly 10 million square feet of office, retail, and industrial space.

          THE PROPERTY. The Sony Pictures Plaza Property is located in Culver
City, CA, part of Los Angeles County, at 10000 Washington Boulevard. It was
constructed in 1986 and is fully occupied by Sony Pictures Entertainment, Inc., a wholly owned subsidiary of Sony Corporation (BBB+/A2/A-). The property is distinguished by its pyramid design and eight-story atrium. Approximately 750 parking spaces are located in an underground parking structure.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-66

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

          The following table presents certain information relating to the tenancy of the Sony Pictures Plaza Property:

                                    CREDIT RATING                     ANNUALIZED     % OF TOTAL     ANNUALIZED
                                       (FITCH/                       UNDERWRITTEN    ANNUALIZED    UNDERWRITTEN      LEASE
                                     MOODY'S/S&P)    TENANT   % OF       BASE       UNDERWRITTEN     BASE RENT    EXPIRATION
           TENANT NAME                   (1)          NRSF    NRSF     RENT ($)       BASE RENT    ($ PER NRSF)       (2)
---------------------------------   -------------   -------   ----   ------------   ------------   ------------   ----------

Sony Pictures Entertainment, Inc.     BBB+/A2/A-    328,847   100%    $8,520,000        100%          $25.91      12/31/2027
                                                    -------   ---     ----------        ---           ------
TOTAL/WEIGHTED AVERAGE                              328,847   100%    $8,520,000        100%          $25.91
                                                    =======   ===     ==========        ===           ======

(1)  Rating is that of the parent company whether or not the parent guarantees the lease.

(2)  Sony Pictures Entertainment, Inc. has termination rights exercisable as of
     January 1, 2013, January 1, 2018 and January 1, 2023

          ESCROWS AND RESERVES. The Sony Pictures Plaza Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums, if any, unless
(a) no Event of Default has occurred and is continuing, (b) Sony Pictures
Entertainment, Inc., as sole tenant of the property, is not in default under the terms of its lease and (c) Sony Pictures Entertainment, Inc. is paying the taxes and insurance premiums for the property pursuant to the terms of the Loan
Agreement, and the taxes and insurance premiums are current. In addition, during a Cash Trap Period (as defined below), in addition to its other obligations, the
Sony Pictures Plaza Borrower will be required to escrow payments for monthly operating expenses, and the remaining funds, if any, shall be deposited in a rollover account. Funds escrowed in the rollover account shall be used for reimbursement of certain tenant improvement costs and leasing commissions anticipated to be incurred by the Sony Pictures Plaza Borrower if Sony Pictures
Entertainment, Inc. exercises its January 1, 2013 termination option and vacates the property. If Sony Pictures Entertainment, Inc. does not exercise its termination option, or if all tenant improvements have been performed and all leasing commissions paid, and the entire property (or such lesser portion thereof as is reasonably acceptable to Lender) has been leased to tenants whose terms each extend to or beyond July 7, 2017, any remaining rollover funds shall be remitted to the borrower. A Cash Trap Period shall commence on a date to be determined by Lender, based on the rent for Sony Pictures Entertainment, Inc.
(to be reset as of January 1, 2008 based on fair market value) such that
$10,000,000 will be anticipated to accumulate in the rollover account by
December 31, 2012. A Cash Trap Period shall continue until $10,000,000 has accumulated in the account.

          LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Sony Pictures Plaza Loan. The lockbox will be in place until the loan has been paid in full.

          PROPERTY MANAGEMENT. The Sony Pictures Plaza Property is managed by
Transpacific Development Company, which is an affiliate of the Sony Pictures
Plaza Borrower and of the Sony Pictures Plaza Loan's sponsor. The management agreement is subordinate to the Sony Pictures Plaza Loan.

          MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

          ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The Sony
Pictures Plaza Property is additionally encumbered by a $37,000,000 B-Note subordinate to the Sony Pictures Plaza Note. The B-Note is currently held by an affiliate of the Borrower. The interest rate on the B-Note is currently 0% and the Sony Pictures Plaza Borrower is currently obligated to pay neither principal nor interest in consideration of the B-Note. The holder of the B-Note and the
Sony Pictures Plaza Borrower may reset the B-Note's interest rate at any time provided (a) no Event of Default has occurred and is continuing, (b) they have provided prior written notice to Lender, (c) only one reset is permitted during the term of the Loan, (d) the reset B-Note Rate shall not exceed 8.5% and (e)
there would be sufficient excess cash flow to accumulate $10,000,000 of rollover funds by December 31, 2012

          RELEASE OF PARCELS. Not allowed.

          Certain additional information regarding the Sony Pictures Plaza Loan and the Sony Pictures Plaza Property is set forth in Appendix II.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-67

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 17 - KINGS CROSSING SHOPPING CENTRE
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-68

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 17 - KINGS CROSSING SHOPPING CENTRE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-69

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 17 - KINGS CROSSING SHOPPING CENTRE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-70

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 17 - KINGS CROSSING SHOPPING CENTRE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                 $39,000,000
CUT-OFF DATE BALANCE:             $38,967,505
LOAN PURPOSE:                     Acquisition
SHADOW RATING (FITCH/MOODY'S):    NAP
FIRST PAYMENT DATE:               November 1, 2006
INTEREST RATE:                    5.980%
AMORTIZATION:                     360 months
ARD:                              NAP
HYPERAMORTIZATION:                NAP
MATURITY DATE:                    October 1, 2016
EXPECTED MATURITY BALANCE:        $33,127,423
SPONSOR:                          HART Medical Investors, LP
INTEREST CALCULATION:             Actual/360
CALL PROTECTION:                  Locked out until October 1, 2008.  Prepayable
                                  subject to the payment of the greater of (i) a
                                  yield maintenance premium and (ii) 1% of the
                                  principal balance thereafter.  Prepayable
                                  without penalty from and after July 1, 2016.
LOAN PER SF:                      $143.19
UP-FRONT RESERVES:                RE Tax:                        $223,500
ONGOING RESERVES:                 Cap Ex:                        Springing
                                  RE Tax:                        $22,350
                                  TI/LC:                         Springing
                                  Insurance:                     Springing
LOCKBOX:                          Springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
PROPERTY TYPE:                    Retail
PROPERTY SUB-TYPE:                Anchored
LOCATION:                         Shreveport, LA
YEAR BUILT/RENOVATED:             2005 / NAP
PERCENT LEASED(1):                100.0%
SQUARE FOOTAGE:                   272,136
THE COLLATERAL:                   10-building retail center
OWNERSHIP INTEREST:               Fee
PROPERTY MANAGEMENT:              SDI Realty, Ltd.
3RD MOST RECENT NET OP. INCOME:   NAP
2ND MOST RECENT NET OP. INCOME:   $1,972,827
MOST RECENT NET OP. INCOME:       $3,272,626
U/W NET OP. INCOME:               $3,202,978
U/W NET CASH FLOW:                $3,105,128
U/W OCCUPANCY:                    96.5%
APPRAISED VALUE:                  $51,500,000
CUT-OFF DATE LTV:                 75.7%
MATURITY DATE LTV:                64.3%
DSCR:                             1.11x
POST IO DSCR:                     NAP
--------------------------------------------------------------------------------

(1)  Percent Leased is based on the rent roll dated June 1, 2006.

THE KINGS CROSSING SHOPPING CENTRE

          THE LOAN. The ninth largest loan (the "Kings Crossing Shopping Centre
Loan") as evidenced by the Promissory Note (the "Kings Crossing Shopping Centre
Note") is secured by a first priority fee Mortgage and Security Agreement (the
"Kings Crossing Shopping Centre Mortgage") encumbering the 272,136 square foot retail center known as Kings Crossing Shopping Centre, located in Shreveport,
Louisiana (the "Kings Crossing Shopping Centre Property"). The Kings Crossing
Shopping Centre Loan was originated on September 27, 2006 by or on behalf of
Morgan Stanley Mortgage Capital Inc.

          THE BORROWER. The borrower is HART Kings Crossing, LLC, a Delaware limited liability company (the "Kings Crossing Shopping Centre Borrower") that owns no material asset other than the Kings Crossing Shopping Centre Property and related interests. The Kings Crossing Shopping Centre Borrower is 28.9%
owned by HART Medical Investors, LP, the sponsor of the Kings Crossing Shopping
Centre Loan. HART Medical Investors, LP is a capital provider for the acquisition and development of long-term care and retirement facilities, and owns, operates, manages and leases skilled nursing facilities to qualified operators. It is 99% owned by Health Asset Realty, LP and 1% owned by HART
Realty Advisor Limited Partnership.

          THE PROPERTY. The Kings Crossing Shopping Centre Property is located in Shreveport, Louisiana, at 7141 Youree Drive, in the center of Shreveport's retail hub. The Kings Crossing Shopping Centre Property was originally constructed in 2005. It consists of a 272,136 square foot retail power center, with ten one-story buildings, including 5 ground lease parcels. The Kings
Crossing Shopping

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-71

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

Centre Property is situated on approximately 38.480 acres and includes 1,615 parking spaces. Its largest tenant is Lowe's Home Improvement Center ("Lowe's");
the Kings Crossing Shopping Centre Property is also anchored by Circuit City,
Linens 'N Things and PetSmart. Lowe's has the right to terminate its lease ("go dark") at any time. Lowe's is on a ground lease and owns its own approximately
116,000 square foot of improvements.

                             LEASE ROLLOVER SCHEDULE

                              AVERAGE BASE   % OF TOTAL    CUMULATIVE       % OF TOTAL        CUMULATIVE % OF
                # OF LEASES    RENT PER SF   SQUARE FEET     % OF SF       BASE RENTAL      TOTAL BASE  RENTAL
     YEAR         ROLLING        ROLLING       ROLLING       ROLLING     REVENUES ROLLING    REVENUES ROLLING
-------------   -----------   ------------   -----------   ----------   -----------------   ------------------

    Vacant           0           $ 0.00           0%            0%              0%                   0%
     2006            0           $ 0.00           0%            0%              0%                   0%
     2007            0           $ 0.00           0%            0%              0%                   0%
     2008            0           $ 0.00           0%            0%              0%                   0%
     2009            0           $ 0.00           0%            0%              0%                   0%
     2010            7           $24.31           5%            5%             10%                  10%
     2011            1           $25.91           1%            6%              2%                  12%
     2012            0           $ 0.00           0%            6%              0%                  12%
     2013            0           $ 0.00           0%            6%              0%                  12%
     2014            0           $ 0.00           0%            6%              0%                  12%
     2015            6           $16.43          24%           25%             25%                  37%
2016 & Beyond        7           $10.37          63%          100%             65%                 100%

          The following table presents certain information relating to the major tenants at the Kings Crossing Shopping Centre Property:

                                                                      ANNUALIZED     % OF TOTAL     ANNUALIZED
                                                                     UNDERWRITTEN    ANNUALIZED    UNDERWRITTEN
                                CREDIT RATING        TENANT   % OF       BASE       UNDERWRITTEN    BASE RENT         LEASE
     TENANT NAME(2)        (FITCH/MOODY'S/S&P)(1)     NRSF    NRSF     RENT ($)       BASE RENT    ($ PER NRSF)   EXPIRATION(2)
     --------------        ----------------------   -------   ----   ------------   ------------   ------------   -------------

Lowe's Home Improvement           A+/A1/A+          116,000    43%    $  750,000         22%          $ 6.47       09/01/2024
Circuit City                      --/--/--           33,799    12%    $  532,334         16%          $15.75       01/31/2021
Linens 'N Things                  B-/B3/B            26,789    10%    $  314,771          9%          $11.75       01/31/2016
PetsMart                          --/--/BB           19,682     7%    $  309,992          9%          $15.75       09/30/2015
World Market (Cost Plus)          --/--/--           18,230     7%    $  259,778          8%          $14.25       01/31/2016
                                                    -------   ---     ----------        ---           ------
TOTAL/WEIGHTED AVERAGE                              214,500    79%    $2,166,875         64%          $10.10
                                                    =======   ===     ==========        ===           ======
Other Tenants                       NAP              57,636    21%    $1,203,632         36%          $20.88        Various
Vacant Space                        NAP                   0     0%    $        0          0%          $    0          NAP
TOTAL/WEIGHTED AVERAGE                              272,136   100%    $3,370,507        100%          $12.39
                                                    =======   ===     ==========        ===           ======

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Tenant names and expiration dates are taken from the underwritten rent roll.

          ESCROWS AND RESERVES. The Kings Crossing Shopping Centre Borrower is
required to escrow 1/12 of annual real estate taxes monthly. If an even of default occurs or failure by the Kings Crossing Shopping Centre Borrower to provide evidence of blanket payment 30 days prior to due date, the Kings
Crossing Shopping Centre Borrower is require to escrow 1/12 of annual insurance premium monthly. The amounts shown are the current monthly collections. From and after the occurrence of a monetary event of default or a Lowe's trigger event
(described below), the Kings Crossing Shopping Centre Borrower is required to escrow $1,124 for capital expenditures and $7,030 for tenant improvements and leasing commissions monthly.

          LOCKBOX AND CASH MANAGEMENT. A hard lockbox will be established if any of the following trigger conditions occur: (a) a monetary event of default, or
(b) a Lowe's trigger event, which means the occurrence of any one or more of the following events: (i) the filing of a voluntary or involuntary bankruptcy petition by or with respect to Lowe's, (ii) Lowe's "going dark" under the Lowe's lease or otherwise vacating its premises, or (iii) the termination of the Lowe's lease or Lowe's providing a termination notice prior to the expiration date set forth therein. The lockbox will be in place until the Kings Crossing Shopping
Centre Loan has been paid in full.

          PROPERTY MANAGEMENT. The Kings Crossing Shopping Centre Property is
managed by SDI Realty, Ltd. The management agreement is subordinate to the Kings
Crossing Shopping Centre Loan.

          MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

          ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not
allowed.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-72

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

          RELEASE OF PARCELS. Not allowed.

          Certain additional information regarding the Kings Crossing Shopping
Centre Loan and the Kings Crossing Shopping Centre Property is set forth on
Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-73

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NOS. 18-24 - FORT ROC PORTFOLIO
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-74

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NOS. 18-24 - FORT ROC PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-75

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NOS. 18-24 - FORT ROC PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                    $31,600,000
CUT-OFF DATE BALANCE:                $31,600,000
LOAN PURPOSE:                        Refinance
SHADOW RATING (FITCH/MOODY'S):       NAP
FIRST PAYMENT DATE:                  October 1, 2006
INTEREST RATE:                       6.120%
AMORTIZATION:                        Interest only through September 1, 2009.
                                     Principal and interest payments of
                                     $191,902.78 beginning October 1, 2009
                                     through the maturity date.
ARD:                                 NAP
HYPERAMORTIZATION:                   NAP
MATURITY DATE:                       September 1, 2016
EXPECTED MATURITY BALANCE:           $28,662,168
SPONSOR:                             Fort Roc Realty, LLC
INTEREST CALCULATION:                Actual/360
CALL PROTECTION:                     Locked out until the earlier of September
                                     1, 2011 or 2 years after the REMIC
                                     "start-up" day, with U.S. Treasury
                                     defeasance thereafter. Prepayable without
                                     penalty from and after June 1, 2016.

LOAN PER SF(1):                      $91.92

UP-FRONT RESERVES:                   RE Taxes:               $26,136
                                     Deferred Maintenance:   $4,230
                                     Environmental:          $7,500

ONGOING RESERVES:                    RE Taxes(2):            $26,136/month
                                     Insurance:              Springing

LOCKBOX:                             None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Portfolio of 7 assets.
PROPERTY TYPE:                       Retail
PROPERTY SUB-TYPE:                   Various
LOCATION:                            See table below
YEAR BUILT/RENOVATED:                See table below
PERCENT LEASED((3)):                 99.1%
SQUARE FOOTAGE:                      343,769

THE COLLATERAL:                      Five single-tenant retail properties, one
                                     retail property with two tenants and one
                                     with multiple tenants.

OWNERSHIP INTEREST:                  Fee

PROPERTY MANAGEMENT:                 Fort Roc Realty, LLC

3RD MOST RECENT NET OP. INCOME(4):   NAP
2ND MOST RECENT NET OP. INCOME(4):   NAP
MOST RECENT NET OP. INCOME(4):       NAP
U/W NET OP. INCOME:                  $2,884,582
U/W NET CASH FLOW:                   $2,759,984
U/W OCCUPANCY:                       94.5%
APPRAISED VALUE(1):                  $41,565,000
CUT-OFF DATE LTV(1):                 76.0%
MATURITY DATE LTV(1):                69.0%
DSCR(1):                             1.41x
POST IO DSCR(1):                     1.20x
--------------------------------------------------------------------------------

(1)  All Loan per SF, Square Footage, Appraised Value, LTV and DSCR numbers in this table are calculated on a combined-property basis.

(2)  The Ongoing RE Tax Escrow is for the Penn Plaza property. The other properties have springing RE Tax Escrows.

(3)  Percent Leased is based on the rent rolls or leases dated July 14, 2006 or
     November 1, 2006.

(4)  Penn Plaza has $1,174,902 of 3rd Most Recent Net Op. Income, $1,244,209 of
     2nd Most Recent Net. Op. Income , and $1,336,689 of Most Recent Net Op.
     Income.

THE FORT ROC PORTFOLIO LOAN

          THE LOAN. The tenth largest loan (the "Fort Roc Portfolio Loan") as evidenced by the Promissory Note (the "Fort Roc Portfolio Note") is secured by seven retail properties (the "Fort Roc Portfolio Property"), each of which is a fee estate and each of which is encumbered by a Mortgage and Security Agreement
(collectively, the "Fort Roc Portfolio Mortgage"). The properties are located in
Muhlenberg, Pennsylvania; Philadelphia, Pennsylvania; Rotterdam, New York;
McMinnville, Tennessee; Ephrata, Pennsylvania; Watertown, New York; and
Wilmington, Delaware. The Fort Roc Portfolio Loan was originated on August 22,
2006 by or on behalf of Morgan Stanley Capital Inc.

          THE BORROWER. The borrower is a group of single-purpose entities, none of which owns any material assets other than the Fort Roc Portfolio Property and related interests. The entities are 2101 Bedford Realty LLC, which owns two properties; 75 Hawthorne Realty LLC, which owns one property; 201-221 Realty
LLC, which owns three properties; and 909 Ave. T LLC, which owns one property
(collectively, the "Fort Roc Portfolio Borrower"). The Fort Roc Portfolio
Borrower is a wholly-owned subsidiary of Fort Roc Realty, LLC, the sponsor of the Fort Roc Portfolio Loan (the "Fort Roc Portfolio Sponsor").

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-76

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

          THE PROPERTY. The encumbered property (the "Fort Roc Portfolio
Property") is comprised of seven properties totaling 343,769 square feet of retail space.

          The Fort Roc Portfolio property located in Muhlenberg, Pennsylvania at
3045 North Fifth Street Highway is located approximately 12.2 miles north of
Reading and 55 miles northwest of Philadelphia. It was originally constructed in
1972, consists of a 176,889 square foot, Kmart-anchored shopping center with 15 additional tenants, is situated on approximately 19.15 acres and includes 1003 parking spaces.

          The Fort Roc Portfolio property located in Philadelphia, Pennsylvania at 3601 Aramingo Avenue is located in the Port Richmond section of Philadelphia.
It was originally constructed in 2000, consists of a 12,739 square foot, one-story Eckerd drug store, is situated on approximately 1.4 acres and includes
70 parking spaces.

          The Fort Roc Portfolio property located in Rotterdam, New York at 1400
Altamont Avenue is located in a suburban retail corridor approximately 13 miles northwest of Albany. It was originally constructed in 1999, consists of a 24,000 square foot, one-story Staples office supply store, is situated on approximately
0.551 acres and includes 206 parking spaces.

          The Fort Roc Portfolio property located in McMinnville, Tennessee at
318 N Chancery Street is located approximately 65 miles southeast of Nashville and 53 miles northwest of Chattanooga. It was originally constructed in 2005, consists of a 12,762 square foot, one-story Eckerd drug store, is situated on approximately 1.8 acres and includes 32 parking spaces.

          The Fort Roc Portfolio property located in Ephrata, Pennsylvania at
1127 South State Street Highway is located approximately 60 miles west of
Philadelphia and approximately 35 miles east of Harrisburg. It was originally constructed in 1981, consists of two one-story buildings including a 92,500 square foot Kmart department store and a 2,000 square foot Fulton Bank, is situated on approximately 12.3 acres and includes 260 parking spaces.

          The Fort Roc Portfolio property located in Watertown, New York at 315
Arsenal Street is located approximately 60 miles north of Syracuse and 30 miles from the Canadian border. It was originally constructed in 1998, consists of an
11,699 square foot, one-story Rite Aid drug store, is situated on approximately one acre and includes 44 parking spaces.

     The Fort Roc Portfolio property located in Wilmington, Delaware at 3801
North Market Street is located approximately 27 miles southwest of Philadelphia.
It was originally constructed in 1999, consists of an 11,180 square foot, one-story Rite Aid drug store, is situated on approximately one acre and includes 49 parking spaces.

                                          ALLOCATED LOAN                           OWNERSHIP   YEAR BUILT/                SQUARE
     PROPERTY              LOCATION           AMOUNT           PROPERTY TYPE        INTEREST    RENOVATED    OCCUPANCY   FOOTAGE
--------------------   ----------------   --------------   ---------------------   ---------   -----------   ---------   -------

Penn Plaza             Muhlenberg, PA       $13,555,000       Retail, Anchored        Fee       1972 / NAP      98.3%    176,889
Eckerd, Philadelphia   Philadelphia, PA     $ 4,370,000    Retail, Free-Standing      Fee       2000 / NAP     100.0%     12,739
Staples, Rotterdam     Rotterdam, NY        $ 3,310,000    Retail, Free-Standing      Fee       1999 / NAP     100.0%     24,000
Eckerd, Wilmington     McMinnville, TN      $ 2,770,000    Retail, Free-Standing      Fee       2005 / NAP     100.0%     12,762
Kmart Plaza            Ephrata, PA          $ 2,740,000    Retail, Free-Standing      Fee       1981 / NAP     100.0%     94,500
Rite Aid, Wilmington   Wilmington, DE       $ 2,405,000    Retail, Free-Standing      Fee       1999 / NAP     100.0%     11,180
Rite Aid, Watertown    Watertown, NY        $ 2,450,000    Retail, Free-Standing      Fee       1998 / NAP     100.0%     11,699

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-77

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

                        PORTFOLIO LEASE ROLLOVER SCHEDULE

                              AVERAGE BASE   % OF TOTAL    CUMULATIVE   % OF TOTAL BASE    CUMULATIVE % OF TOTAL
                # OF LEASES    RENT PER SF   SQUARE FEET    % OF SF     REVENUES ROLLING    BASE RENTAL REVENUES
     YEAR         ROLLING        ROLLING       ROLLING      ROLLING         ROLLING              ROLLING
-------------   -----------   ------------   -----------   ----------   ----------------   ---------------------

    Vacant           1           $ 0.00           1%            1%              0%                    0%
     2006            0           $ 0.00           0%            1%              0%                    0%
     2007            2           $ 9.61           5%            5%              5%                    5%
     2008            0           $ 0.00           0%            5%              0%                    5%
     2009            4           $12.15           6%           11%              8%                   13%
     2010            3           $12.63           3%           15%              5%                   18%
     2011            2           $15.02           2%           17%              4%                   22%
     2012            1           $ 4.15          32%           49%             15%                   37%
     2013            1           $13.00           1%           49%              1%                   37%
     2014            1           $13.48           7%           56%             11%                   48%
     2015            1           $31.97           1%           57%              2%                   50%
2016 & Beyond        7           $10.30          43%          100%             50%                  100%

          The following table presents certain information relating to the major tenants at the Fort Roc Portfolio Properties:

                                                                                  % OF TOTAL     ANNUALIZED
                          CREDIT RATING                            ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                             (FITCH/        TENANT                UNDERWRITTEN   UNDERWRITTEN     BASE RENT        LEASE
    TENANT NAME(2)       MOODY'S/S&P)(1)     NRSF    % OF NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION(2)
----------------------   ---------------   -------   ---------   -------------   ------------   ------------   -------------

Kmart (Penn Plaza)         BB/Ba1/BB+      108,445      32%       $  450,000          15%          $ 4.15        02/28/2012
Kmart (Kmart Plaza)        BB/Ba1/BB+       92,500      27%       $  203,483           7%          $ 2.20        08/31/2017
Staples                   BBB+/Baa2/BBB     24,000       7%       $  323,507          11%          $13.48        09/30/2014
                                           -------     ---        ----------         ---           ------
TOTAL/WEIGHTED AVERAGE                     224,945      65%       $  976,990          32%          $ 4.34
                                           =======     ===        ==========         ===           ======

Other Tenants                  NAP         115,875      34%       $2,083,956          68%          $17.98          Various
Vacant Space                   NAP           2,949       1%       $        0           0%          $ 0.00            NAP
                                           -------     ---        ----------         ---           ------
TOTAL/WEIGHTED AVERAGE                     343,769     100%       $3,060,946         100%          $ 8.98
                                           =======     ===        ==========         ===           ======

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Tenant names and lease expiration dates are taken from the underwritten rent roll.

          ESCROWS AND RESERVES. Payment into the TI/LC reserve is suspended so long as tenants at each of the properties provide a minimum combined net annual income of $2,500,000, remain open for business and are not debtors in a bankruptcy proceeding. If net annual income falls below $2,500,000, monthly escrow collections of $7,718 are required. Any lease termination fees will be deposited into the TI/LC account. Payment into the RE Tax escrow is suspended for six of the properties until an EOD or failure to pay taxes. A $26,136 monthly RE Tax escrow is in place for the Penn Plaza property. Payment into the
Insurance escrow is suspended until an EOD or the property is not satisfactorily insured or insurance is not prepaid for 12 months. The Fort Roc Portfolio
Borrower has deposited $7,500 as an upfront environmental reserve with respect to the Penn Plaza property; $4,230 as a deferred maintenance reserve with respect to the Rite Aid Wilmington property and $26,136 as a RE Tax escrow with respect to the Penn Plaza property.

          LOCKBOX AND CASH MANAGEMENT. There is no lockbox in place with respect to the Fort Roc Portfolio Loan.

          PROPERTY MANAGEMENT. The Fort Roc Portfolio Property is managed by the
Fort Roc Portfolio Sponsor. The management agreement is subordinate to the Fort
Roc Portfolio Loan.

          MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

          ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not
allowed.

          RELEASE OF PARCELS. The Fort Roc Portfolio Borrower may obtain a release of any property by defeasance, provided the Fort Roc Portfolio Borrower satisfies certain conditions, including (a) the Fort Roc Portfolio Borrower deposits defeasance collateral equal to 125% of the allocated loan amount of the released property, (b) the LTV ratio with respect to of the remaining portfolio is equal to or less than 76%, and (c) the DSCR with respect to the remaining portfolio is equal to or greater than 1.18x.

          Certain additional information regarding the Fort Roc Portfolio Loan and the Fort Roc Portfolio Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-78

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-79

                          $1,382,912,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-HQ10

This material was prepared by sales, trading, banking or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan
Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan
Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter
"Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material may have been prepared by or in conjunction with Morgan Stanley
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mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein.
Trading desk materials are not independent of the proprietary interests of
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The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in
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This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction where the offer,
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This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this
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--------------------------------------------------------------------------------

                                      T-80